At Citizens Funds, we screen companies




very carefully. It's the best way we




know to help our shareholders flourish.




Semi-Annual Report December 31, 1998   [Citizens Logo]

Is the company financially successful? Are its products good and useful? Is it committed to the environment? Is there a place for women and minorities in upper


[Sophia Collier Graphic]


management and on its board? Is it a good corporate citizen?

These are typical questions that form the basis of our rigorous screening process - a process championed by the woman who founded Citizens Funds, Sophia Collier.

[Graphic of John Shields]

Dear Shareholder -- As you probably know, I became President of Citizens Funds on September 1, 1998, taking over for Sophia Collier. In this, my first semi-annual letter to shareholders, I am pleased to report on the continued success of our funds and of socially responsible investing. Led by strong performance and an influx of new shareholders, Citizens Funds grew by more than 50% during 1998, from $547 million to more than $841 million. Clearly, our investment philosophy is working.

In today's business environment, it is a rare opportunity to assume control of a company that is so well managed and poised for growth. Taking over for Sophia, I was inheriting a company with a proud tradition as a leader in the social investing community, an impressive financial record and one that was ready to enter a period of rapid expansion. Fortunately, Sophia continues as a Trustee and as Chair of the Board of Citizens Advisers, and remains the leader of the portfolio management team for the Citizens Index Fund. We value her continued vision and leadership.

I can report to you that we are prepared to manage the rapid growth of Citizens Funds efficiently and effectively. Over the past year, Citizens has strengthened its management team by hiring experienced professionals from some of the world's most respected financial services firms. We have also invested in the infrastructure necessary to provide outstanding service and support as our funds and our organization continue to grow.

I also am committed to continuing Citizens' tradition of socially responsible investing. I firmly believe our social and environmental screening process helps us identify better-managed companies, which make for better long-term investments. Consider some of our results for the period ended 12/31/98:

The Citizens Index Fund's one-year return of 42.75% outperformed 94% of all 980 growth funds monitored by Lipper, Inc. The Fund had a three-year average annual return of 33.31% and an average annual return since inception (3/3/95) of 32.51%. This three-year return outperformed 97% of all 585 growth funds monitored by Lipper. We were not surprised, therefore, that the Citizens Index Fund was the #1 socially conscious fund out of 46 such funds tracked by Morningstar for the three-year period ended 12/31/98.

The Citizens Global Equity Fund's one-year return of 32.26% outperformed 95% of all 224 global funds monitored by Lipper, which was quite an impressive accomplishment given the turbulence in overseas markets. The Fund's three-year average annual return of 21.50% outperformed 91% of all 147 global funds, and its average annual return since inception (2/8/94) was 15.05%.

The Citizens Emerging Growth Fund's one-year return of 42.71%, outperformed 98% of all 327 mid-cap funds tracked by Lipper, while its three-year average annual return of 24.12% outperformed 93% of 182 of its peers. The Fund's average annual return since inception (2/8/94) was 24.15%.

Providing our shareholders with competitive returns is only part of the equation at Citizens. We also strive to provide world-class service. Staffed by trained professionals, our shareholder services department utilizes a new, state-of-the-art phone system and is constantly striving to improve the quality and efficiency of our services to shareholders.

We continue to take our role as socially responsible investors very seriously. This past year, we participated in campaigns to expose sweatshop practices among overseas suppliers, bring pressure upon the brutal military regime in Burma and encourage more diversity on corporate boards. We realize there are no perfect companies. That is why we constantly strive to improve the companies in which we are invested.

When investing in mutual funds, it is important to take a long-term view. A temporary market downturn such as we experienced last August and September can rattle even the most stalwart investor. Those who held tight, however, were rewarded when the market recouped all it had lost, and more, by the end of the year. The year ahead may hold further surprises, and probably will, but I am optimistic about the future -- and about the future of Citizens Funds.

Citizens Funds truly is a special mutual fund company. It is my distinct pleasure to present to you, our valued shareholders, this semi-annual report.

Sincerely,

[Signature of John Shields]

John Shields
President and CEO


Past performance does not guarantee future results. The value of an investment in Citizens Funds mutual funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although there are no fee waivers currently in effect for these funds, fee waivers were instituted in the past to maintain expense limits, without which returns would have been lower.

Please call us at 1-800-223-7010 for a prospectus that contains complete details of fees and expenses and should be read carefully before investing. The prospectus contains more information about the volatility of investing in foreign markets through the Citizens Global Equity Fund, including the political, economic and currency risks.

Distributed by Citizens Securities, Portsmouth, NH 03801

                    Table of Contents


                    President's Letter 1

                    Managers' Comments 4

                    Year 2000 Statement  14

                    Statement of Investments 15

                    Statement of Assets and Liabilities 40

                    Statement of Operations 42

                    Statement of Changes in Net Assets 44

                    Financial Highlights 46

                    Notes to Financial Statements 53

[Laura Provost Graphic]

Laura Provost
Lead manager of the Working Assets Money Market Fund team since
October 1997.


Managers' Comments -- Working Assets Money Market Fund

Objective: Current income consistent with safety and liquidity. The Ground
Rules: Invests in liquid short-term money market instruments rated in the top two rating categories, while maintaining an average maturity of 90 days or less. The Results: Total return for the six- and twelve-month periods ended 12/31/98 for the Standard Class shares was 2.15% and 4.43%, respectively. Total return for the six- and twelve-month periods ended 12/31/98 for the Institutional Class shares was 2.38% and 5.05%, respectively. Both Standard and Institutional Class shares had a weighted-average maturity of 62 days.

In the first half of 1998, Fed policy remained tilted toward tightening, or raising, interest rates. Despite some evidence of a future slowdown, strained labor markets and their potential to spark wage inflation kept the Fed inflation-vigilant but on the sidelines. During this period, the money market yield curve exhibited a normal positive slope. In other words, investors received more yield by investing for a longer period.

In the second half of 1998, events in the foreign markets and their potential impact on our economy prompted the Federal Reserve to quickly shift gears and reduce the Fed Funds rate 75 basis points to 4.75%. In this difficult environment for money market portfolios, the Working Assets Money Market Fund ended the year with a 4.43% total return (5.05% for Institutional Class shares) and a weighted-average maturity of 62 days.

In August, the spread of the Asian financial crisis to Russia roiled the world markets. Despite our nearly non-existent trading relationship, events in Russia presented a very real threat to our economy. First, the impact on other emerging markets, including our substantial trading partner, Latin America, had the potential to weaken our economy through future trade loss. Second, and of more immediate concern, was the near collapse of a highly leveraged hedge fund. Sudden liquidation of the positions in the hedge fund held the potential to further destabilize the already unsettled global markets and cause damage to many fragile economies. The potential risk to our financial system and the uncertainty created by the situation toppled stocks and sparked a massive flight to quality in the fixed-income universe. In the corporate bond market, credit spreads widened and new issuance dried up. In response to this action and in anticipation of future Fed reductions, the money market yield curve developed a negative (inverted) slope.

Managers' Comments -- Working Assets Money Market Fund

With restored liquidity and confidence in the markets, the year ended on a healthy note. Economic growth in the fourth quarter was strong, while inflation remained dormant, with a year-over-year rate of 1.6%. As we move into 1999, we expect the economy to moderate. Two mainstays of the economy, consumer spending and business investment, are expected to slow. Over the past year, advances in the stock market producing the so-called "wealth effect," coupled with strong employment and low interest rates have resulted in a surge in consumer spending. With the stock market expected to return to a more normal rate of growth, wealth accumulation will slow. In addition, a further decline in trade, declining corporate profits and the resulting decline in business investment should slow employment growth and reduce overall income. Going forward, we will continue to monitor the economy and adjust the portfolio accordingly. Our goal is, as always, to provide safety, liquidity and yield to our shareholders.

[Gail Seneca Graphic]

Gail Seneca,
Lead manager of the Citizens Income Fund team since November 1993.


Managers' Comments -- Citizens Income Fund

Objective: Current income. The Ground Rules: Invests at least 65% of the portfolio in taxable bonds rated at least "investment grade." The Results:
Total return for the six- and twelve-month periods ended 12/31/98 was 2.08% and 5.81%, respectively. The Lehman Government/Corporate Intermediate Index ended the year with a six-month return of 4.80% and a twelve-month total return of 8.44%.

The Citizens Income Fund returned 2.08% and 5.81% for the six- and twelve-month periods, respectively, ended 12/31/98.

The second half of 1998 was characterized by extreme volatility in global fixed-income markets. The catalyst for the upheaval was a default by Russia on its domestic debt in August. The resulting losses reverberated through all corners of the fixed-income world as investors, especially those who were leveraged, rushed to sell any bond that carried credit or liquidity risk. The magnitude of the risks facing the global financial system became all too apparent in September when Long Term Capital Management, a very highly respected hedge fund, sustained major losses and needed to be bailed out by its creditors.

The repercussions from the Russian default and the losses at the hedge fund were extreme. There was a tremendous rally in U.S. Treasury bonds and a substantial widening of credit spreads. Both equity and global credit markets experienced severe stress as panic selling in illiquid markets exacerbated price moves, while the ensuing volatility created further panic. Investors scrambled to buy only those financial assets that carried the full faith and guarantee of the U.S. Government.

The Federal Reserve shared the market's worries over the large dislocation in global financial markets. This led the Federal Open Market Committee to cut the Fed Funds rates by 25 basis points at the end of September and then again in October. The October rate cut by the Fed proved the turning point in fixed-income markets, with investors refocusing on corporates and mortgages and moving away from government bonds. The Fed cut interest rates again in November, further aiding credit markets.

As a result of this turmoil, corporate bonds underperformed Treasuries and the Treasury-laden broad bond indices in the second half of 1998.

Managers' Comments -- Citizens Income Fund

The Citizens Income Fund, which has invested heavily in corporate bonds, underperformed its benchmark index and the Treasury market for this period. However, none of our securities suffered defaults, credit downgrades or adverse business developments. The modest performance we experienced was fully a function of the extreme risk aversion in the markets during the crisis, which reduced the prices of all corporate bonds, regardless of quality. This situation already has begun to change. Our emphasis on bottom-up research and security selection should be rewarded in this environment, as credits will receive stronger valuations than in the latter half of 1998. We believe corporate bonds are attractive from both a fundamental and a valuation perspective.

The interest rate environment remains very positive for corporations and should provide a cushion to earnings in a slowing economy. We expect the U.S. economy to decelerate during 1999 to a more steady 2.0%-2.5% growth rate. Inflation remains benign, with prices for many raw materials continuing to fall. Global pricing pressures are continuing to intensify and should keep inflation subdued over the medium term. Bonds remain an attractive asset.

[Sophia Collier Graphic]

Sophia Collier
Lead manager of the Citizens Index Fund team since its inception, March, 1995.


Managers' Comments -- Citizens Index Fund

Objective: Long-term capital appreciation. The Ground Rules: Invests up to 100% of assets at all times in the approximately 300 companies that comprise the Citizens IndexTM, in a fixed proportion equal to the weight of each company. The
Results: Total return for the six- and twelve-month periods ended 12/31/98 for the Standard Class shares was 17.44% and 42.75%, respectively. The Institutional Class shares returned 17.93% for the six months and 43.79% for the twelve months ended 12/31/98. The S&P 500 Index ended the year with a six-month return of 9.35% and a twelve-month total return of 28.75%.


For the twelve-month period ended December 31, 1998, the Citizens Index Fund posted a gain of 42.75%, outperforming its benchmark, the S&P 500 Index, by 14 percentage points. For the six-month period, the Fund had a total return of 17.44%. According to Lipper, Inc., a well-known mutual fund rating company, the Citizens Index Fund outperformed 94% of all 980 growth funds for the one year ended 12/31/98 and 97% of all 585 such funds for the three years ended 12/31/98. Citizens Index companies proved once again to be financially profitable as well as socially responsible.

In the first six months of 1998, solid economic conditions in the United States contributed to strong stock market gains. However, investors' perceptions changed during the summer when Russia's credit problems deteriorated, causing a chain reaction in the world credit markets. This, in turn, created an unusually strong "flight to quality" and away from all risky financial instruments. Consequently, the widely followed S&P 500 Index experienced a correction in the third quarter, dropping 9.87%, while the Citizens Index Fund fell 7.89% for the quarter.

Widening credit spreads, reduced issuance of lower quality debt and tightening of bank credit prompted three interest rate reductions by the Federal Reserve, slowly returning confidence to both equity and credit markets. In an environment of even lower interest rates and strong economic fundamentals, the stock market rallied, with the S&P 500 Index returning 21.32% in the fourth quarter. The Citizens Index Fund returned 27.49% during this period.

Having a long-term, passive investment strategy, we stayed fully invested when market sentiment was at its lowest level during the third quarter and were richly rewarded when the pendulum swung in our favor in the fourth quarter. Industry sector composition also

Managers' Comments -- Citizens Index Fund

played a role in our performance. Concentration in business machines, electronics and finance sectors helped us significantly outperform our benchmark, the S&P 500 Index.

During the last six months, the best-performing stock of the Citizens Index Fund was America Online (+195%), which benefited from many new members and their on-line purchases. Charles Schwab (+159%) was another beneficiary of electronic commerce, registering a high volume of both on-line and regular trades. Other strong performers in the last six months of 1998 included: Intel Corp. (+60%), Dell Computer Corp. (+58%), Cisco Systems (+51%) and Lucent Technologies (+32%).

There were some disappointments as well during the last six months. Among the big name companies in our Index, Coca Cola (-21%) suffered from the slump in overseas markets. Similarly, Computer Associates International (-23%) experienced a temporary slowdown in sales and earnings tied to the recession in Asia. Among the smaller companies in the Index, the worst performers were OneWorld Systems Inc. (-78%), which is undergoing restructuring and the Venator Group Inc. (-66%), which is reporting lower earnings due to operational difficulties.

We should note that stock market returns in the last few years have greatly exceeded historical averages. Although many investors are becoming accustomed to the perennial blossom of their personal investment accounts, this cannot continue indefinitely. Indeed, we anticipate that future returns will be more in line with historical averages. We also expect continued volatility.

As we believe last summer demonstrated, however, a volatile market environment favors our strategy of passive investing for the long haul. Rather than becoming involved in the prevailing sentiment of the day, we believe we stand to benefit from our disciplined long-term approach to investing in socially responsible companies, and that this strategy will continue to provide better returns than those achieved by the market as a whole.

[Richard Little Graphic]

Richard Little
Lead manager of the Citizens Emerging Growth Fund team since its inception, February 1994.


Managers' Comments -- Citizens Emerging Growth Fund

Objective: Aggressive growth. The Ground Rules: During normal market conditions, invests at least 65% of the Fund in the common stock or preferred stock of companies with an average market capitalization of $4 billion. The
Results: Total return for the six- and twelve-month periods ended 12/31/98 was 19.53% and 42.71%, respectively. The Russell 2000 Index ended the year with a six-month return of -7.12% and a twelve-month total return of -2.55%.

The Citizens Emerging Growth Fund returned 19.53% and 42.71%, respectively, for the six- and twelve-month periods ended 12/31/98, comparing very favorably with two relevant benchmarks: the S&P 400 Mid-Cap Index was up 9.37% and 18.83%, and the Russell 2000 Index decreased 7.12% and 2.55%, for the same periods. In 1998, the Citizens Emerging Growth Fund outperformed 98% of all 327 equity funds investing in mid-sized companies, according to Lipper, Inc., a well-known mutual fund rating company.

Following a positive environment for equity markets in early 1998, the second half of the year had its nail-biting moments. In August and September, as a result of global market turmoil driven initially by Russia's credit problems, stock prices plummeted. Indeed, the Citizens Emerging Growth Fund was down 12.08% in the third quarter as the Russell 2000 Index declined even more precipitously (-20.06%). October 8, 1998 marked the lows for most U.S. equities. Stocks then turned on a surprise interest rate decrease by the Federal Reserve, as well as the dissolving fear of financial crisis and global recession.

We remained strong believers in our stocks through this period of uncertainty and focused on holding companies with solid fundamentals. This was also a time to add new positions to the Fund in companies we had been monitoring and whose prices fell with the market downturn. Two of the strongest contributors at the end of the second half were purchased in mid-October at fire sale prices. Legato, a network storage management software company, rose 112% for the three months ended 12/31/98, and Network Appliance, a network data storage device manufacturer, produced a 130% return for the six months ended 12/31/98. Our top ten performers for the last six months of the year were technology stocks in the area of semi-conductors, storage equipment and software. America Online and Intuit were also among the top contributors. In fact, because we were

Managers' Comments -- Citizens Emerging Growth Fund

overweighted in the computers and software sectors, we were able to outperform our benchmark, the Russell 2000 Index, by a wide margin. Overall, we were very pleased with our results in the fourth quarter; the Fund returned 35.96%. For comparison, the average return for mid-cap funds in the fourth quarter was 22.93%, according to Lipper, Inc.

Earnings visibility looks solid into the first quarter of 1999. Recent inquiries with company managements show cautious optimism. We will remain vigilant concerning the effects of the global economy and the Year 2000 transition on corporate earnings prospects. Nimble, disciplined stock selection should continue to outperform the market.

[Lilia Clemente Graphic]

Lilia Clemente
A lead member of the Citizens Global Equity Fund management team since its inception, February 1994.


Managers' Comments -- Citizens Global Equity Fund

Objective: Capital appreciation. The Ground Rules: Can invest anywhere in the world, providing it holds at least 50% non-U.S. companies and is invested in a minimum of three countries. To reduce risk, the Fund cannot invest more than 25% in emerging markets. The Results: Total return for the six- and twelve-month periods ended 12/31/98 was 10.72% and 32.26%, respectively. The Financial Times World Index ended the year with a six-month return of 6.31% and a twelve-month total return of 23.04%.

For the six-month period ended December 31, 1998, the Citizens Global Equity Fund had a total return of 10.72%. In 1998, the Fund outperformed its benchmark, the Financial Times World Index, posting a gain of 32.26% as compared to 23.04% for the Index. The Fund also outperformed 95% of all global funds in 1998, placing it 12th out of 224 global funds tracked by Lipper, Inc., a well-known mutual fund rating company.

The first half of the year in the U.S. and Europe was characterized by favorable economic conditions, and equities advanced relentlessly. Asian markets and economies were relatively weak, by comparison. The banking crisis in Japan remained worrisome, although widely regarded as a regional rather than global problem.

Global capital markets stumbled in August when the Asian contagion reached Russia and forced that country to devalue the ruble and subsequently restructure its foreign debt. Few global markets were able to escape the shock waves generated by the Russian crisis, largely because of forced liquidations by hedge funds which held highly leveraged positions in Russian securities.

During the fourth quarter, the Federal Reserve intervened with three interest rate cuts. European central banks followed, and global markets rallied. Although the U.S. market quickly regained all of its losses, overseas markets remained well below their summer highs.

In August, we felt the market declines were overdone, considering still solid underlying economic fundamentals. We decided to stay the course and not make any major changes in our strategy. We took the opportunity to add to some of our favorite names in the Fund, such as Network Associates in the U.S., a global leader in software virus security. The share price subsequently rallied 87% in the fourth quarter of 1998. We also took advantage of the panic selling in European

[Sevgi Ipek Graphic]

Sevgi Ipek
A lead member of the Citizens Global Equity Fund management team since 1995.


Managers' Comments -- Citizens Global Equity Fund

markets to pick up a promising new stock in the U.K., COLT Telecom Group, an alternative local telephone company operating in 11 European cities.

In the U.S., although we did not directly participate in the Internet stock frenzy, we did benefit indirectly through large positions in Cisco Systems (+150%) and Sun Microsystems (+115%). Other strong U.S. performers in 1998 included MCI WorldCom (+137%), Home Depot (+108%) and Airtouch Communications (+74%).

In Europe, our biggest winners for the year were concentrated in telecommunications and technology. Olivetti in Italy, a new entrant in the recently deregulated telecommunications market, posted a gain in its share price of more than 500%. Nokia, in Finland, turned in an outstanding performance (+251%), benefiting from huge global demand for cellular telephony. Real Software, a Belgian information technology company, also posted a spectacular gain of 349% during the year.

Looking ahead, Japan's economy is still decelerating. Other Asian economies seem to have stabilized but equity valuations are expensive relative to earnings growth prospects. Nonetheless, we are finding select opportunities in this region. In Latin America, which is experiencing slower economic growth and possible shock waves from Brazil, we are currently focusing on the telecom sector. Once again, the majority of our holdings will be concentrated in the U.S. and Europe, where we continue to expect modest growth coupled with measures to improve profitability and shareholder value.

In conclusion, a note of caution is in order. A number of serious risks plague the global economy, and one consequence will be continued volatility. Nonetheless, we promise you the same disciplined approach -- including both financial and social screening of securities, careful risk management and disciplined security selection that has served us so well in the past.

Year 2000 Statement

At Citizens Funds, we take Y2K compliance very seriously and have endeavored to focus the entire company on Y2K awareness and readiness. Our Y2K efforts to date have included forming a Y2K committee and attendance at conferences and seminars related to Y2K preparedness; preparation of a written Y2K Plan; adoption of Y2K budgets for 1999 and 2000; preparation of a written contingency plan; communications and coordination with transfer agent, custodian, sub-advisers, vendors and other third parties with whom our systems interface; and reporting to our Board of Trustees on Y2K preparedness.

Our Y2K Plan includes inventory and assessment of all internal and external systems, both mission-critical and non mission-critical; training; internal testing; point-to-point testing; correction and replacement of systems; vendor and third party assessment and monitoring; contingency planning and implementation. Included within this Y2K Plan is an assessment and monitoring of the Y2K preparedness of all companies whose securities are recommended for inclusion in our mutual fund portfolios. Vendor and third party assessment and monitoring includes written requests for information and statements, periodic reporting and regularly scheduled teleconferences.

As of this date, all of Citizens Funds' mission-critical computer hardware is fully Year 2000 compliant as certified by the National Software Testing Laboratories (NSTL) YMARK2000 program (www.nstl.com). Moreover, we designed our internal software with Year 2000 compliance in mind. Our remaining software is compliant to the extent of each software manufacturer's compliance.

With respect to all systems with external interfaces, the following calendar and deadlines have been established: Assessment of all mission-critical systems was completed by December 31, 1998 and all testing will be completed by June 30, 1999. With respect to non mission-critical systems, assessment will be completed by March 31, 1999 and all testing will be completed by September 30, 1999. Completion of the Y2K contingency plan, which covers mission-critical systems, communication systems and physical facilities, is expected to take place on March 31, 1999.

As a security measure, we recommend keeping all printed statements from all your financial institutions from now into the 21st century. This will enable you to compare records after January 1, 2000 to verify an accurate record of your information.

                       Statement of Investments -- December 31, 1998 (unaudited)


Working Assets Money Market Fund


Par Amount        Security                                    Coupon/       Maturity     Value (a)
($ Denominated)   Description                                 Yield         Date         (Note 1)
----------------- -----------------------------------------------------------------------------------
Certificates of Deposit 0.31%
$ 100,000         City National Bank of New Jersey            4.880%        03/18/99     $    100,000
  100,000         Independence Federal Savings Bank           5.370%        03/31/99          100,000
  100,000         Self Help Credit Union                      4.500%        12/17/99          100,000
  100,000         South Shore Bank of Chicago                 4.650%        12/18/99          100,000
                                                                                         ------------
Total Certificates of Deposit (Cost $400,000)                                                 400,000


Corporate Notes 2.38%
1,000,000         Banc One Corporation                        5.745%        05/17/99          999,767
2,000,000         Norwest Financial Incorporated              4.930%        09/15/99        2,023,101
                                                                                         ------------
Total Corporate Notes (Cost $3,022,868)                                                     3,022,868

Commercial Paper 66.29%
1,000,000         Abbey National North America                5.480%        02/04/99          994,824
2,904,000         Abbey National North America                5.180%        02/24/99        2,881,436
2,080,000         Air Products and Chemicals Incorporated     4.850%        06/30/99        2,029,560
3,332,000         American Express Credit Corporation         5.150%        02/05/99        3,315,317
2,950,000         American General Corporation                5.140%        02/18/99        2,929,783
1,274,000         Avnet Incorporated                          5.180%        01/19/99        1,270,700
1,000,000         Banc One Corporation                        5.430%        01/22/99          996,832
1,000,000         Bank of New York Corporation                5.320%        01/05/99          999,409
2,000,000         BellSouth Capital Funding Corporation       5.000%        03/12/99        1,980,555
3,975,000         BellSouth Capital Funding Corporation       4.800%        03/15/99        3,936,310
  322,000         BellSouth Capital Funding Corporation       4.950%        03/16/99          318,724
2,141,000         Block Financial Corporation                 5.170%        01/27/99        2,133,006
2,665,000         Block Financial Corporation                 5.250%        01/29/99        2,654,118
1,434,000         Block Financial Corporation                 5.120%        02/25/99        1,422,783
1,000,000         Campbell Soup Company                       5.430%        02/10/99          993,967
1,009,000         Campbell Soup Company                       4.980%        03/26/99          997,275
2,199,000         Campbell Soup Company                       4.970%        03/29/99        2,172,588
1,731,000         Canadian Wheat Board                        5.100%        02/08/99        1,721,681
1,578,000         Canadian Wheat Board                        5.020%        02/19/99        1,567,218
2,900,000         Canadian Wheat Board                        4.980%        02/26/99        2,877,535
1,510,000         Coca Cola Company                           4.940%        03/25/99        1,492,802
1,860,000         Coca Cola Company                           4.970%        03/29/99        1,837,660
1,050,000         Consolidated Natural Gas Company            5.150%        01/25/99        1,046,395
2,000,000         Cooperative Association of Tractor
                  Dealers Incorporated                        5.550%        01/14/99        1,995,992
1,000,000         Cooperative Association of Tractor
                  Dealers Incorporated                        5.350%        01/26/99          996,285
2,000,000         Cooperative Association of Tractor
                  Dealers Incorporated                        5.250%        02/02/99        1,990,666
1,200,000         Cooperative Association of Tractor
                  Dealers Incorporated                        5.300%        02/12/99        1,192,580

                      See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Par Amount        Security                                       Coupon/    Maturity     Value (a)
($ Denominated)   Description                                    Yield      Date         (Note 1)
----------------- -----------------------------------------------------------------------------------
Commercial Paper (cont'd)
$ 839,000         Countrywide Home Loans Incorporated            5.100%     01/04/99     $    838,643
5,458,000         Countrywide Home Loans Incorporated            5.500%     01/06/99        5,453,831
2,461,000         General Mills Incorporated                     5.250%     01/05/99        2,459,564
1,903,000         General Mills Incorporated                     5.080%     01/07/99        1,901,389
2,500,000         General Re Corporation                         5.100%     01/27/99        2,490,792
1,428,000         Hasbro Incorporated                            5.200%     01/04/99        1,427,381
3,182,000         H. J. Heinz Company                            5.070%     01/26/99        3,170,797
2,135,000         J. C. Penney Funding Corporation               5.240%     01/29/99        2,126,299
3,185,000         Kellogg Company                                5.000%     01/14/99        3,179,249
1,594,000         Kellogg Company                                4.980%     03/11/99        1,578,785
1,500,000         The New York Times Company                     5.150%     01/05/99        1,499,142
3,000,000         The New York Times Company                     5.150%     01/08/99        2,996,996
2,484,000         Sears, Roebuck Acceptance Corporation          5.330%     01/13/99        2,479,587
2,055,000         Sears, Roebuck Acceptance Corporation          5.360%     01/13/99        2,051,328
2,000,000         Stanley Works                                  5.150%     01/19/99        1,994,850
                                                                                         ------------
Total Commercial Paper (Cost $84,394,634)                                                  84,394,634

U.S. Government Agencies 29.43%

Fannie Mae 16.49%
  603,000         Fannie Mae                                     5.170%     02/26/99          598,151
1,500,000         Fannie Mae                                     5.170%     03/15/99        1,484,275
2,425,000         Fannie Mae                                     4.825%     04/02/99        2,395,423
2,140,000         Fannie Mae                                     4.850%     04/02/99        2,113,764
2,352,000         Fannie Mae                                     4.710%     04/07/99        2,322,459
4,820,000         Fannie Mae                                     4.900%     04/13/99        4,753,082
1,770,000         Fannie Mae                                     4.520%     04/23/99        1,745,110
3,000,000         Fannie Mae                                     4.840%     05/03/99        2,950,793
2,000,000         Fannie Mae                                     4.750%     05/06/99        1,967,014
  679,000         Fannie Mae                                     4.750%     05/24/99          666,189
                                                                                         ------------
                                                                                           20,996,260

Federal Farm Credit 4.93%
3,392,000         Federal Farm Credit Bank Discount Notes        4.790%     05/11/99        3,333,328
2,596,000         Federal Farm Credit Bank Discount Notes        4.810%     05/13/99        2,550,215
  400,000         Federal Farm Credit Bank Discount Notes        4.900%     09/10/99          386,280
                                                                                         ------------
                                                                                            6,269,823

Federal Home Loan Bank 2.52%
1,731,000         Federal Home Loan Bank                         4.700%     02/10/99        1,721,960
1,500,000         Federal Home Loan Bank                         4.675%     02/19/99        1,490,455
                                                                                         ------------
                                                                                            3,212,415

                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Par Amount        Security                     Coupon/   Maturity   Value (a)
($ Denominated)   Description                  Yield     Date       (Note 1)
----------------------------------------------------------------------------
Freddie Mac 5.49%
$1,874,000        Freddie Mac                  4.630%    02/23/99   $  1,861,226
 1,684,000        Freddie Mac                  5.060%    02/24/99      1,671,218
 3,500,000        Freddie Mac                  4.910%    04/09/99      3,453,219
                                                                    ------------
                                                                       6,985,663
                                                                    ------------
Total U.S. Government Agencies (Cost $37,464,161)                     37,464,161
                                                                    ------------
Total Investments (Cost $125,281,663) 98.41% (b)                    $125,281,663
Other assets, less liabilities 1.59%                                   2,022,174
                                                                    ------------
Net Assets 100%                                                     $127,303,837
                                                                    ============

(a) Investments are valued using the amortized cost method.
(b) Book cost and tax cost are equal.






                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)


Citizens Income Fund


Par Amount        Security                                                   Maturity     Value
($ Denominated)   Description                                    Coupon      Date         (Note 1)
------------------------------------------------------------------------------------------------------
Corporate Bonds 58.30%

Commercial Services 5.78%
$1,000,000        CEX Holdings Incorporated                      9.625%      6/01/08      $  1,016,900
 1,000,000        Primark Corporation                            9.250%      2/15/08         1,000,000
   900,000        United Rentals Incorporated                    9.500%      6/01/08           909,000
   600,000        United Rentals Incorporated                    9.250%      1/15/09           604,500
                                                                                          ------------
                                                                                             3,530,400

Construction & Housing 1.70%
1,000,000         Toll Corporation                               8.750%      1/15/06         1,037,500
                                                                                          ------------
                                                                                             1,037,500

Finance & Insurance 17.63%
  680,000         Abbey National PLC                             6.700%      6/29/49           666,624
1,320,000         Abbey National PLC                             7.350%      0/29/49         1,334,546
  100,000         Banc One Corporation                           7.250%      8/15/04           109,046
  250,000         Countrywide Capital                            8.000%      2/15/26           258,505
  500,000         Credit Suisse First Boston                     7.900%      5/01/07           514,630
  754,205         DLJ Mortgage Acceptance Corporation            6.614%      5/25/09           736,764
1,250,000         First Republic Bank of San Francisco           7.750%      9/15/12         1,231,138
  750,000         First Union Lehman Brothers Mortgage Trust     6.650%      2/18/07           783,390
  500,000         Keycorp Institutional Capital                  7.826%      2/01/26           543,820
  800,000         Lehman Brothers Incorporated                   7.360%      2/15/03           828,232
  700,000         Lehman Brothers Incorporated                   8.050%      1/15/19           750,722
  650,000         Lehman Brothers Incorporated                   7.730%      0/15/23           634,251
   50,000         MBIA Incorporated                              9.000%      2/15/01            53,754
1,500,000         Morgan Stanley Capital Incorporated            6.550%      2/15/07         1,551,870
  750,000         Williams Scotsman Incorporated                 9.875%      6/01/07           779,063
                                                                                          ------------
                                                                                            10,776,355

Food & Beverages 1.29%
  750,000         Smith's Food & Drug Centers Incorporated       8.640%      7/02/12           790,778
                                                                                          ------------
                                                                                               790,778

Health Care 4.29%
   50,000         Kaiser Foundation Health Plan                  9.000%      1/01/01            54,958
1,000,000         Physician Sales & Service Incorporated         8.500%      0/01/07         1,043,750
1,500,000         Universal Health Services Incorporated         8.750%      8/15/05         1,526,250
                                                                                             ------------
                                                                                             2,624,958


                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Par Amount            Security                                              Maturity     Value
($ Denominated)       Description                                 Coupon    Date         (Note 1)
-----------------------------------------------------------------------------------------------------
Hotels 2.31%
$1,550,000            John Q. Hammons Hotels Incorporated         8.875%    02/15/04     $  1,414,375
                                                                                         ------------
                                                                                            1,414,375

Media 13.70%
1,000,000             Adelphia Communications Corporation         9.500%    02/15/04        1,060,000
1,300,000             Capstar Broadcasting Partners               9.250%    07/01/07        1,352,000
1,000,000             Chancellor Media Corporation                8.750%    06/15/07        1,020,000
  500,000             IMAX Corporation                            7.875%    12/01/05          503,750
  500,000             Jones Intercable Incorporated               9.625%    03/15/02          536,875
  750,000             Jones Intercable Incorporated               7.625%    04/15/08          785,625
  500,000             Rogers Communications                       9.125%    01/15/06          520,000
1,400,000             Time Warner Incorporated                    9.125%    01/15/13        1,771,840
  750,000             Turner Broadcasting                         8.400%    02/01/24          821,715
                                                                                         ------------
                                                                                            8,371,805

Real Estate 7.21%
1,000,000             Property Trust of America                   6.875%    02/15/08        1,076,320
  500,000             Security Capital Pacific Trust              7.900%    02/15/16          464,250
1,500,000             U.S. Home Corporation                       7.950%    03/01/01        1,477,500
1,300,000             Weingarten Realty Investors                 6.880%    06/25/27        1,386,905
                                                                                         ------------
                                                                                            4,404,975

Telecommunications Equipment & Services 2.88%
1,200,000             MCI Worldcom Incorporated                   9.375%    01/15/04        1,243,523
  500,000             MCI Worldcom Incorporated                   6.400%    08/15/05          518,455
                                                                                         ------------
                                                                                            1,761,978

Transportation 1.51%
900,000               Federal Express Corporation                 6.720%    01/15/22          921,420
                                                                                         ------------
                                                                                              921,420
                                                                                         ------------
Total Corporate Bonds Cost ($34,863,390)                                                   35,634,544




                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Number           Security                                             Value
of Shares        Description                                          (Note 1)
--------------------------------------------------------------------------------
Convertible Preferred Stock 5.48%

Commercial Services 0.56%
      7,200      United Rentals Incorporated--
                 Callable into common stock                          $   342,900
                                                                     -----------
                                                                         342,900

Computer Software 2.40%
     15,000      Microsoft Corporation--Convertible into common
                 shares or exchangeable into subordinated notes        1,466,250
                                                                     -----------
                                                                       1,466,250
Real Estate 2.52%
     10,000      Equity Office Properties Trust--
                 Callable into common stock                              413,750
     59,200      Felcor Lodging Trust Incorporated--
                 Callable into common stock                            1,124,800
                                                                     -----------
                                                                       1,538,550
                                                                     -----------
Total Convertible Preferred Stock (Cost $3,292,100)                    3,347,700


                                                                     Value
Number of Warrants                                                   (Note 1)
--------------------------------------------------------------------------------
Warrants 0.04%
        750      MVE Holding Incorporated                                 22,547
                                                                     -----------
Total Warrants (Cost $0)                                                  22,547


Par Amount       Security                                Maturity    Value
($ Denominated)  Description                   Coupon    Date        (Note 1)
--------------------------------------------------------------------------------
U.S. Government Agencies 27.08%

Fannie Mae 23.23%
$   600,000      Fannie Mae                    5.830%    12/10/99        604,950
  1,000,000      Fannie Mae                    6.330%    10/02/02      1,020,350
  2,000,000      Fannie Mae                    6.140     03/24/03      2,017,780
  4,000,000      Fannie Mae                    6.000     05/15/08      4,231,520
 12,350,000      Fannie Mae                    0.000%    10/09/19      3,714,880
  1,548,589      Fannie Mae--REMIC             8.000%    11/25/02      1,553,807
    437,287      Fannie Mae--REMIC             8.000%    07/25/06        450,020
    600,000      Fannie Mae--REMIC             7.000%    04/25/21        608,562
                                                                     -----------
                                                                      14,201,869



                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Par Amount        Security                                                     Maturity     Value
($ Denominated)   Description                                        Coupon    Date         (Note 1)
-------------------------------------------------------------------------------------------------------
Freddie Mac 1.82%
$1,000,000        Freddie Mac                                        5.375%    04/13/00     $ 1,010,000
  101,732         Freddie Mac                                        8.750%    06/15/05         101,798
                                                                                            -----------
                                                                                              1,111,798

Government National Mortgage Association 2.03%
   84,462         Government National Mortgage Association           7.000%    04/15/07          86,714
  128,975         Government National Mortgage Association           6.000%    08/15/08         129,818
  110,727         Government National Mortgage Association           9.000%    05/15/09         117,532
   16,006         Government National Mortgage Association           9.000%    11/15/16          16,991
   46,697         Government National Mortgage Association           9.000%    02/15/17          49,580
   51,978         Government National Mortgage Association           9.500%    03/15/17          55,791
   20,587         Government National Mortgage Association           9.500%    09/15/17          22,080
    2,627         Government National Mortgage Association           9.000%    10/15/20           2,787
   12,272         Government National Mortgage Association           9.000%    11/15/20          13,021
    9,051         Government National Mortgage Association           8.500%    03/15/21           9,550
   12,523         Government National Mortgage Association           9.000%    04/15/21          13,287
   16,437         Government National Mortgage Association           8.500%    06/15/21          17,350
   43,312         Government National Mortgage Association           8.000%    12/15/21          44,870
   30,983         Government National Mortgage Association           7.000%    03/15/22          31,659
  101,743         Government National Mortgage Association           8.000%    05/15/22         105,452
   45,165         Government National Mortgage Association           8.000%    09/15/22          46,801
  222,574         Government National Mortgage Association           7.000%    10/15/22         227,560
   81,467         Government National Mortgage Association           7.000%    10/15/22          83,290
  165,650         Government National Mortgage Association           7.000%    06/15/23         169,402
                                                                                            -----------
                                                                                              1,243,535
                                                                                            -----------
Total U.S. Government Agencies (Cost $15,946,010)                                            16,557,202

Short-Term Investments 7.84%
  212,000         Repurchase Agreement with State Street
                  Bank & Trust Co. Dated 12/31/98 due
                  01/04/99 collateralized by $215,000 Federal
                  Home Loan Bank, 5.190% due 10/20/03
                  (Market Value of collateral is $217,186)           4.400%    01/04/99         212,000
1,200,000         FDX Corporation                                    5.800%    02/12/99       1,191,880
1,200,000         Fannie Mae Discount Notes                          5.150%    01/05/99       1,199,313
2,200,000         Airtouch Communications Incorporated               5.850%    01/28/99       2,190,348
                                                                                            -----------
Total Short-Term Investments (Cost $4,793,541)                                                4,793,541
                                                                                            -----------
Total Investments (Cost $58,895,041) 98.74% (a)                                             $60,355,534
                                                                                            -----------
Other assets, less liabilities 1.26%                                                            768,910
                                                                                            -----------
Net Assets 100%                                                                             $61,124,444
                                                                                            ===========

(a) Book cost and tax cost are equal.


                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)


Citizens Index Fund


Number of Shares     Security                                       Value
(% of net assets)    Description                                    (Note 1)
--------------------------------------------------------------------------------
Equities 97.94%

Apparel & Textiles 0.20%
 5,600               Interface Incorporated                         $     51,975
 7,200               Liz Claiborne Incorporated                          227,250
 5,900               Reebok International Limited                         87,762(b)
 3,900               Russell Corporation                                  79,219
 1,900               Springs Industries Incorporated                      78,731
 5,300               Tommy Hilfiger Corporation                          318,000(b)
 6,300               The Warnaco Group Incorporated                      159,075
                                                                    ------------
                                                                       1,002,012

Auto Parts & Equipment 0.28%
 2,000               Bandag Incorporated                                  79,875
 8,400               Cooper Tire & Rubber Company                        171,675
 7,500               Federal-Mogul Corporation                           446,250
20,400               Genuine Parts Company                               682,125
                                                                    ------------
                                                                       1,379,925

Chemicals 0.52%
25,400               Air Products & Chemicals Incorporated             1,016,000
15,750               Engelhard Corporation                               307,125
 7,600               Nalco Chemical Company                              235,600
18,000               Praxair Incorporated                                634,500
11,400               Sigma-Aldrich Corporation                           334,875
 3,000               Wellman Incorporated                                 30,562
                                                                    ------------
                                                                       2,558,662

Commercial Services & Equipment 2.43%
 5,933               ACNielsen Corporation                               167,607(b)
96,843               Cendant Corporation                               1,846,070(b)
 9,200               Deluxe Corporation                                  336,375
 7,700               DeVry Incorporated                                  235,812(b)
18,300               Dun & Bradstreet Corporation                        577,594
10,900               H & R Block Incorporated                            490,500
 9,600               Herman Miller Incorporated                          258,000
 4,800               Knoll Incorporated                                  142,200(b)
12,100               Modis Professional Services Incorporated            175,450(b)
17,600               Paychex Incorporated                                905,300
30,200               Pitney Bowes Incorporated                         1,995,088
 5,400               Sylvan Learning Systems Incorporated                164,700(b)
10,400               Viad Corporation                                    315,900
36,400               Xerox Corporation                                 4,295,200
                                                                    ------------
                                                                      11,905,796


                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                              Value
(% of net assets)    Description                                           (Note 1)
------------------------------------------------------------------------------------------
Computers & Technology 24.46%
 39,750              3Com Corporation                                      $  1,781,297(b)
 12,000              Adaptec Incorporated                                       210,750(b)
  7,300              Adobe Systems Incorporated                                 341,275
 50,900              America Online Incorporated                              8,144,000(b)
 14,500              Apple Computer Incorporated                                593,594(b)
 23,175              Ascend Communications Incorporated                       1,523,756(b)
  4,800              Autodesk Incorporated                                      204,900
 33,900              Automatic Data Processing                                2,718,356
 23,900              BMC Software Incorporated                                1,065,044(b)
  1,000              Broadcom Corporation                                       120,750(b)
 24,600              Cadence Design Systems Incorporated                        731,850(b)
  6,000              Cambridge Technology Partners Incorporated                 132,750(b)
175,325              Cisco Systems Incorporated                              16,272,351(b)
188,385              Compaq Computer Corporation                              7,900,396
 59,812              Computer Associates International Incorporated           2,549,486
141,400              Dell Computer Corporation                               10,348,712(b)
 55,700              EMC Corporation                                          4,734,500(b)
 50,300              First Data Corporation                                   1,593,881
 17,700              Gateway 2000 Incorporated                                  906,019(b)
 48,400              HBO & Company                                            1,388,475
115,200              Hewlett-Packard Company                                  7,869,600
  2,900              IDX Systems Corporation                                    127,600(b)
 17,400              IMS Health Incorporated                                  1,312,612(b)
  4,500              Ingram Micro Incorporated                                  156,938(b)
 11,300              J.D. Edwards & Company                                     320,637(b)
276,900              Microsoft Corporation                                   38,402,569(b)
 14,874              Network Associates Incorporated                            985,402(b)
 39,600              Novell Incorporated                                        717,750(b)
 10,000              OneWorld Systems Incorporated                                1,406(b)
 31,000              Parametric Technology Corporation                          503,750(b)
 25,700              Peoplesoft Incorporated                                    486,694(b)
  2,900              Shared Medical Systems Corporation                         144,638
  9,600              Siebel Systems Incorporated                                325,800(b)
 21,100              Silicon Graphics Incorporated                              271,663(b)
 42,700              Sun Microsystems Incorporated                            3,656,188(b)
  7,400              Synopsys Incorporated                                      401,450(b)
  5,200              Veritas Software Corporation                               311,675(b)
  7,900              Xilinx Incorporated                                        514,488(b)
                                                                           ------------
                                                                            119,773,002

Construction & Housing 0.43%
  4,100              Armstrong World Industries Incorporated                    247,281
  6,100              Centex Corporation                                         274,881
 16,400              Clayton Homes Incorporated                                 226,525
  3,500              Fleetwood Enterprises                                      121,625


                      See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                         Value
(% of net assets)    Description                                      (Note 1)
---------------------------------------------------------------------------------
Construction & Housing (cont'd)
 38,700              Masco Corporation                                $ 1,112,625
  4,200              Pulte Corporation                                    116,813
                                                                      -----------
                                                                        2,099,750

Consumer Durables 0.26%
  3,000              Ethan Allen Interiors Incorporated                   123,000
  1,755              Harman International Industries Incorporated          66,909
  9,900              Maytag Corporation                                   616,275
  8,100              Whirlpool Corporation                                448,538
                                                                      -----------
                                                                        1,254,722

Consumer Products-Miscellaneous 0.36%
  7,800              American Greetings Corporation                       320,288
 12,900              Avery Dennison Corporation                           581,306
  3,800              Jostens Incorporated                                  99,512
  9,200              Moore Corporation Limited                            101,200
    300              Real Goods Trading Corporation                         1,219(b)
 17,100              Rubbermaid Incorporated                              537,581
  6,300              Tupperware Corporation                               103,556
                                                                      -----------
                                                                        1,744,662

Electronics 6.24%
 15,500              Advanced Micro Devices Incorporated                  448,531(b)
 10,800              Altera Corporation                                   657,450(b)
 10,900              American Power Conversion                            527,969(b)
 24,700              AMP Incorporated                                   1,285,944
  4,100              Avnet Incorporated                                   248,050(b)
  3,900              C-Cube Microsystems Incorporated                     105,787
185,100              Intel Corporation                                 21,945,919
  9,700              KLA-Tencor Corporation                               420,738(b)
 15,200              LSI Logic Corporation                                245,100
 23,800              Micron Technology Incorporated                     1,203,387(b)
  4,700              Millipore Corporation                                133,656
 17,860              Molex Incorporated                                   680,912
  5,500              Perkin-Elmer Corporation                             536,594
 13,100              Solectron Corporation                              1,217,481
  6,500              Symbol Technologies Incorporated                     415,594
  2,000              Tecumseh Products Company                             93,250(b)
  5,250              Tektronix Incorporated                               157,828
  5,500              Thomas & Betts Corporation                           238,219
                                                                      -----------
                                                                       30,562,409


                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited

Number of Shares     Security                                           Value
(% of net assets)    Description                                        (Note 1)
-----------------------------------------------------------------------------------
Energy & Utilities 1.17%
 19,200              AES Corporation                                    $   909,600(b)
  8,500              American Water Works Incorporated                      286,875
  6,600              CalEnergy Company Incorporated                         228,937(b)
 10,600              Consolidated Natural Gas Company                       572,400
 17,000              Dynegy Incorporated                                    185,937
 13,700              El Paso Energy Corporation                             476,931
 71,429              Energia Global International Limited                   327,859(b)(c)
  3,500              Idacorp Incorporated                                   126,656
  8,400              MCN Energy Group Incorporated                          160,125
  5,200              NICOR Incorporated                                     219,700
  3,100              ONEOK Incorporated                                     111,988
  3,300              Peoples Energy Corporation                             131,588
  2,400              Philadelphia Suburban Corporation                       70,950
 11,800              Sonat Incorporated                                     319,338
  4,000              United Water Resources Incorporated                     95,750
 40,000              Vulcan Power Company                                         0(b)(c)
 47,700              The Williams Companies Incorporated                  1,487,644
                                                                        -----------
                                                                          5,712,278

Finance & Insurance 15.98%
  10,950             A.G. Edwards Incorporated                              407,887
  50,200             American Express Company                             5,132,950
  27,686             American General Corporation                         2,159,508
  19,000             AON Corporation                                      1,052,125
  32,400             BankBoston Corporation                               1,261,575
  84,500             Bank of New York Company Incorporated                3,401,125
  10,700             Bankers Trust Corporation                              914,181
  32,300             BB&T Corporation                                     1,302,094
     914             Berkshire Hathaway Incorporated                      2,146,725(b)
  44,475             Charles Schwab Corporation                           2,498,939
  18,100             Charter One Financial Incorporated                     502,275
  18,100             Chubb Corporation                                    1,174,237
  17,650             Comerica Incorporated                                1,203,509
  12,000             Countrywide Credit Industries Incorporated             602,250
   6,100             E*Trade Group Incorporated                             285,366(b)
 115,100             Fannie Mae                                           8,517,400
  75,400             Freddie Mac                                          4,858,587
   6,200             Golden West Financial Corporation                      568,462
  23,320             Huntington Bancshares Incorporated                     701,056
   2,000             Investment Technology Group Incorporated               124,125(b)
  11,550             Jefferson-Pilot Corporation                            866,250
  49,500             Keycorp                                              1,584,000
  11,700             Marshall & Ilsley Corporation                          683,719
  10,600             MBIA Incorporated                                      694,962


                      See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                 Value
(% of net assets)    Description                              (Note 1)
--------------------------------------------------------------------------
Finance & Insurance (cont'd)
 83,512              MBNA Corporation                         $  2,082,582
 29,300              Mellon Bank Corporation                     2,014,375
 16,900              Mercantile Bancorporation                     779,513
 12,600              MGIC Investment Corporation                   501,638
 36,900              National City Corporation                   2,675,250
 12,300              Northern Trust Corporation                  1,073,944
 33,400              PNC Bank Corporation                        1,807,775
  8,000              Progressive Corporation                     1,355,000
 15,600              Providian Financial Corporation             1,170,000
 23,600              Regions Financial Corporation                 951,375
 10,000              ReliaStar Financial Corporation               461,250
 16,200              Safeco Corporation                            695,588
 18,400              SLM Holding Corporation                       883,200
 25,844              St. Paul Companies                            898,079
 18,100              State Street Corporation                    1,259,081
 24,100              SunAmerica Incorporated                     1,955,113
 23,800              SunTrust Banks Incorporated                 1,820,700
 29,200              Synovus Financial Corporation                 711,750
 15,000              Unum Corporation                              875,625
 22,200              Wachovia Corporation                        1,941,113
 65,834              Washington Mutual Incorporated              2,514,036
179,600              Wells Fargo Company                         7,172,775
                                                              ------------
                                                                78,243,069

Food & Beverages 7.21%
  4,200              Ben & Jerry's Homemade Incorporated            93,975(b)
 31,700              Bestfoods                                   1,688,025
  8,800              Bruno's Incorporated                            6,738(b)
 49,800              Campbell Soup Company                       2,739,000
273,800              Coca-Cola Company                          18,310,375
  4,800              Earthgrains Company                           148,500
    800              Gardenburger Incorporated                       9,200(b)
 16,800              General Mills Incorporated                  1,306,200
  3,600              Great Atlantic & Pacific Tea Company          106,650
 40,200              H.J. Heinz Company                          2,276,325
  4,500              Hannaford Brothers Company                    238,500
 15,500              Hershey Foods Corporation                     963,906
  3,100              The J.M. Smucker Company                       76,725(b)
 45,000              Kellogg Company                             1,535,625
 28,200              Kroger Company                              1,706,100(b)
 14,900              Quaker Oats Company                           886,550
 13,700              SUPERVALU INC                                 383,600
 38,400              Sysco Corporation                           1,053,600
  4,136              Tootsie Roll Industries Incorporated          161,821


                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                    Value
(% of net assets)    Description                                 (Note 1)
----------------------------------------------------------------------------
Food & Beverages (cont'd)
 11,500              Whitman Corporation                         $   291,812
  2,300              Whole Foods Market Incorporated                 111,262(b)
 13,100              Wm. Wrigley Jr. Company                       1,173,269
  1,021              Worthington Foods Incorporated                   19,399
                                                                 -----------
                                                                  35,287,157

Forest Products & Paper 0.07%
  2,700              Caraustar Industries Incorporated                77,119
  9,400              Consolidated Papers Incorporated                258,500
                                                                 -----------
                                                                     335,619
Health Care & Personal Care 3.18%
 28,800              Avon Products Incorporated                    1,274,400
 12,000              Biomet Incorporated                             483,000
123,200              Gillette Company                              5,952,100
 17,000              Guidant Corporation                           1,874,250
  3,500              Idexx Laboratories Incorporated                  94,172(b)
  3,100              Invacare Corporation                             74,400
 54,500              Medtronic Incorporated                        4,046,625
  8,500              Oxford Health Plans Incorporated                126,438(b)
  3,100              Sofamor Danek Group Incorporated                377,425(b)
  9,200              St. Jude Medical Incorporated                   254,725(b)
  4,500              Trigon Healthcare Incorporated                  167,906(b)
  3,000              Universal Health Services Incorporated          155,625(b)
  7,900              WellPoint Health Networks Incorporated          687,300(b)
                                                                 -----------
                                                                  15,568,366
Machines & Tools 0.41%
  8,100              Case Corporation                                176,681
 27,900              Deere & Company                                 924,188
  2,700              IDEX Corporation                                 66,150
  3,800              Milacron Incorporated                            73,150
  1,500              Nordson Corporation                              77,063
  6,100              Snap-On Incorporated                            212,356
  3,397              SPX Corporation                                 227,599(b)
  9,300              The Stanley Works                               258,075
                                                                 -----------
                                                                   2,015,262
Media 5.07%
 15,700              Chancellor Media Corporation                    751,638(b)
 29,300              Clear Channel Communications                  1,596,850(b)


                      See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                     Value
(% of net assets)    Description                                  (Note 1)
------------------------------------------------------------------------------
Media (cont'd)
 40,700              Comcast Corporation                          $  2,388,581
 28,400              Cox Communications Incorporated                 1,963,150(b)
 10,400              Dow Jones & Company, Incorporated                 500,500
  8,900              E. W. Scripps Company                             442,775
  7,500              King World Productions Incorporated               220,781(b)
 10,800              McGraw-Hill Companies Incorporated              1,100,250
 67,400              MediaOne Group Incorporated                     3,167,800(b)
  5,500              Meredith Corporation                              208,312
 20,000              The New York Times Company                        693,750
136,300              Time Warner Incorporated                        8,459,119
  8,400              Times Mirror Company                              470,400
 38,600              Viacom Incorporated                             2,856,400(b)
                                                                  ------------
                                                                    24,820,306

Metal Fabricate/Hardware 0.06%
  1,700              Commercial Metals Company                          47,175
  6,800              Timken Company                                    128,350
 11,000              Worthington Industries                            137,500
                                                                  ------------
                                                                       313,025
Miscellaneous Manufacturing 0.44%
 27,900              Illinois Tool Works Incorporated                1,618,200
  4,200              National Service Industries Incorporated          159,600
  4,800              Polaroid Corporation                               89,700
  8,600              Raychem Corporation                               277,888
                                                                  ------------
                                                                     2,145,388
Pharmaceuticals 3.12%
  9,900              ALZA Corporation                                  517,275(b)
 28,300              Amgen Incorporated                              2,959,119(b)
 10,450              Bergen Brunswig Corporation                       364,444
  7,700              Biogen Incorporated                               639,100(b)
 19,800              Chiron Corporation                                518,512(b)
    700              Cyanotech Corporation                                 744(b)
  2,500              Human Genome Sciences Incorporated                 88,906(b)
 13,100              Mylan Laboratories Incorporated                   412,650
  3,000              Patterson Dental Company                          130,500(b)
163,200              Schering-Plough Corporation                     9,016,800
 10,100              Watson Pharmaceuticals Incorporated               635,038(b)
                                                                  ------------
                                                                    15,283,088


                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                      Value
(% of net assets)    Description                                   (Note 1)
---------------------------------------------------------------------------------
Producer Goods 0.17%
  9,500              Sealed Air Corporation                           $   485,093(b)
 12,001              Sonoco Products Company                              355,530
                                                                      -----------
                                                                          840,623

Real Estate Investment & Management 0.14%
  6,000              Choice Hotels International Incorporated              82,125(b)
 10,700              Extended Stay America Incorporated                   112,350(b)
  9,500              Promus Hotel Corporation                             307,563(b)
  7,300              Rouse Company                                        200,750
                                                                      -----------
                                                                          702,788

Recreation & Entertainment 0.47%
  8,000              Callaway Golf Company                                 82,000
 17,400              Harley-Davidson Incorporated                         824,325
 15,100              Hasbro Incorporated                                  545,488
 33,375              Mattel Incorporated                                  761,367
  2,400              Sabre Group Holdings Incorporated                    106,800(b)
                                                                      -----------
                                                                        2,319,980

Retail 7.33%
  7,300              Barnes & Noble Incorporated                          310,250(b)
  4,200              BJ's Wholesale Club Incorporated                     194,513(b)
 11,800              Charming Shoppes                                      50,888(b)
 23,800              Costco Companies Incorporated                      1,718,062(b)
 43,800              CVS Corporation                                    2,409,000
 15,600              Darden Restaurants Incorporated                      280,800
 20,562              Dollar General Corporation                           485,777
 22,500              Federated Department Stores Incorporated             980,156(b)
  2,800              Footstar Incorporated                                 70,000(b)
 64,325              The Gap Incorporated                               3,618,281
  7,600              Harcourt General Incorporated                        404,225
125,000              Home Depot Incorporated                            7,648,437
 14,700              ikon Office Solutions Incorporated                   125,869
 27,900              J.C. Penney Company Incorporated                   1,307,812
 18,000              Kohls Corporation                                  1,105,875(b)
 25,300              The Limited Incorporated                             736,862
  3,600              Longs Drug Stores Corporation                        135,000
 40,100              Lowe's Companies                                   2,052,619
 25,500              May Department Stores Company                      1,539,563
 17,000              Nordstrom Incorporated                               589,687
 28,700              Rite Aid Corporation                               1,422,444


                      See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                 Value
(% of net assets)    Description                              (Note 1)
--------------------------------------------------------------------------
Retail (cont'd)
 42,500              Sears, Roebuck & Company                 $  1,806,250
 34,400              Staples Incorporated                        1,502,850(b)
  9,600              Starbucks Corporation                         538,800(b)
 11,200              Tandy Corporation                             461,300
 35,900              The TJX Companies Incorporated              1,041,100
 14,500              Venator Group Incorporated                     93,344(b)
 55,400              Walgreen Company                            3,244,363
                                                              ------------
                                                                35,874,127

Telecommunications Equipment & Services 17.39%
 15,300              ADC Telecommunications Incorporated           531,675(b)
 63,500              Airtouch Communications Incorporated        4,579,937(b)
 30,600              Alltel Corporation                          1,830,263
122,500              Ameritech Corporation                       7,763,437
172,400              Bell Atlantic Corporation                   9,137,200
217,200              BellSouth Corporation                      10,832,850
146,000              Lucent Technologies Incorporated           16,060,000
203,600              MCI Worldcom Incorporated                  14,608,300
 31,900              Nextel Communications Incorporated            753,637(b)
  7,400              Qualcomm Incorporated                         383,413(b)
 36,800              Qwest Communications International          1,840,000(b)
217,118              SBC Communications Incorporated            11,642,953
  5,600              Skytel Communications Incorporated            123,900(b)
    900              Teligent Incorporated                          25,875(b)
 21,200              Tellabs Incorporated                        1,453,525(b)
 55,837              US WEST Incorporated                        3,608,466
                                                              ------------
                                                                85,175,431

Transportation 0.55%
 16,380              FDX Corporation                             1,457,820(b)
 38,325              Southwest Airlines                            859,917
  6,500              UAL Corporation                               387,969(b)
                                                              ------------
                                                                 2,705,706
                                                              -------------
Total Equities (Cost $259,801,621)                             479,623,153


                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Par Amount                                                                  Maturity   Value
($ Denominated)                                                 Coupon      Date       (Note 1)
---------------------------------------------------------------------------------------------------
Short Term Investments 0.76%
3,683,000        Repurchase Agreement with State Street
                 Bank & Trust Co. Dated 12/31/98 due
                 01/04/99 collateralized by $3,720,000 Federal
                 Home Loan Bank, 5.190% due 10/20/03
                 (Market Value of collateral is $3,757,825)
                 (Cost $3,683,000)
                                                                4.400%      01/04/99   $  3,683,000
                                                                                       ------------
Total Investments (Cost $263,484,621) 98.70% (a)                                       $483,306,153

Other assets, less liabilities 1.30%                                                      6,387,237
                                                                                       ------------
Net Assets 100%                                                                        $489,693,390
                                                                                       ============

(a) Book cost and tax cost are equal.
(b) Non-income producing security.
(c) On December 31, 1998, the Fund owned the following restricted securities constituting 0.07% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at fair value as determined by the Board of Trustees. Additional information on the securities is as follows:

Description                                                 Acquisition Date   Cost        Value
---------------------------------------------------------------------------------------------------
Energia Global International Limited, Series A Conv. Pfd.   April 1, 1993      $250,000    $327,859
Vulcan Power Company, Class A                               June 1, 1993       $300,000    $      0


                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)


Citizens Emerging Growth Fund


Number of Shares     Security                                         Value
(% of net assets)    Description                                      (Note 1)
---------------------------------------------------------------------------------
Equities 96.03%
Building Materials 2.11%
215,300              Dal-Tile International Incorporated              $ 2,233,738(b)
                                                                      -----------
                                                                        2,233,738

Commercial Services 1.15%
 48,510              Administaff Incorporated                           1,212,750(b)
                                                                      -----------
                                                                        1,212,750

Computers & Software 32.92%
 55,000              Ascend Communications Incorporated                 3,616,250(b)
 20,000              Broadcom Corporation                               2,415,000(b)
 16,600              Citrix Systems Incorporated                        1,611,237(b)
 69,200              Computer Horizons Corporation                      1,842,450(b)
 51,030              Compuware Corporation                              3,986,719(b)
 53,890              Documentum Incorporated                            2,879,747(b)
 45,000              International Network Services                     2,992,500(b)
 40,000              Intuit Incorporated                                2,900,000(b)
 53,400              Legato Systems Incorporated                        3,521,062(b)
 23,100              Lexmark International Group Incorporated           2,321,550(b)
100,000              Platinum Technology International Incorporated     1,912,500(b)
 44,630              Veritas Software Corporation                       2,675,011(b)
 58,000              Visio Corporation                                  2,120,625(b)
                                                                      -----------
                                                                       34,794,651

Electronics 9.91%
 50,000              Advanced Micro Devices Incorporated                1,446,875(b)
 62,700              Altera Corporation                                 3,816,862(b)
 61,900              Micron Electronics Incorporated                    1,071,644(b)
 43,590              Micron Technology Incorporated                     2,204,019(b)
 30,620              PMC--Sierra Incorporated                           1,932,888(b)
                                                                      -----------
                                                                       10,472,288

Finance & Insurance 15.33%
 59,650              AmSouth Bancorporation                             2,721,531
 90,670              Annuity & Life Re (Holdings), Limited              2,448,090(b)
 49,615              Comerica Incorporated                              3,383,123
 50,000              E*Trade Group Incorporated                         2,433,123(b)
 33,700              Northern Trust Corporation                         2,942,431
 30,240              Providian Financial Corporation                    2,268,000
                                                                      -----------
                                                                       16,196,298


                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares   Security                                        Value
(% of net assets)  Description                                     (Note 1)
--------------------------------------------------------------------------------
Food & Beverages 1.99%
 83,070            Whitman Corporation                              $  2,107,901
                                                                    ------------
                                                                       2,107,901

Health Care 4.74%
 30,000            Biogen Incorporated                                 2,461,251(b)
111,000            PSS World Medical Incorporated                      2,553,000(b)
                                                                    ------------
                                                                       5,014,251

Media 3.02%
 66,650            Chancellor Media Corporation                        3,190,869(b)
                                                                    ------------
                                                                       3,190,869

Office Equipment & Services 2.77%
109,050            Herman Miller Incorporated                          2,930,719
                                                                    ------------
                                                                       2,930,719

Pharmaceuticals 13.60%
 55,700            Alpharma Incorporated                               1,966,906
 32,230            McKesson HBOC Incorporated                          2,548,184
 32,400            MedImmune Incorporated                              3,221,775(b)
115,640            Mylan Laboratories Incorporated                     3,642,660
 86,010            Omnicare Incorporated                               2,988,848
                                                                    ------------
                                                                      14,368,373

Retail 5.30%
 68,180            Staples Incorporated                                2,978,614(b)
 90,350            The TJX Companies Incorporated                      2,620,150
                                                                    ------------
                                                                       5,598,764

Telecommunications Equipment & Services 3.19%
 64,370            Crown Castle International Corporation              1,512,695(b)
 40,000            RF Micro Devices Incorporated                       1,855,000(b)
                                                                    ------------
                                                                       3,367,695
                                                                    ------------
Total Equities (Cost $79,238,517)                                    101,488,297


                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Par Amount       Security                                                   Maturity   Value
($ Denominated)  Description                                    Coupon      Date       (Note 1)
------------------------------------------------ ----------------------------------------------
Short Term Investments 8.18%
8,647,000        Repurchase Agreement with State Street
                 Bank & Trust Co. Dated 12/31/98 due
                 01/04/99 collateralized by $8,735,000 Federal
                 Home Loan Bank, 5.190% due 10/20/03
                 (Market Value of collateral is $8,823,818)
                 (Cost $8,647,000)                              4.400%      01/04/99   $  8,647,000
                                                                                       ------------
Total Investments (Cost $87,885,517) 104.21% (a)                                       $110,135,297

Liabilities in excess of other assets (4.21%)                                            (4,453,140)
                                                                                       ------------
Net Assets 100%                                                                        $105,682,157
                                                                                       ============

(a) Book cost and tax cost are equal.
(b) Non-income producing security.











                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)


Citizens Global Equity Fund


Number of Share  Security                                                        Value
(% of net asset  Description                                                     (Note 1)
--------------------------------------------------------------------------------------------
Equities 93.05%

Belgium 1.83%
   16,800        Real Software (Computers & Software)                            $ 1,051,444(b)
                                                                                 -----------
                                                                                   1,051,444

Brazil 0.64%
2,700,000        Telesp Tel Sao Paulo (Preferred)
                 (Telecommunications Equipment & Services)                           368,061(b)
                                                                                 -----------
                                                                                     368,061

Finland 5.61%
   19,400        Nokia Corporation (ADR)
                 (Telecommunications Equipment & Services)                         2,336,488(b)
   50,000        Sonera Group OYJ (Telecommunications Equipment & Services)          888,750(b)
                                                                                 -----------
                                                                                   3,225,238

France 3.81%
    4,000        Canal Plus (Media)                                                1,092,014
    7,000        Omnicom (Telecommunications Equipment & Services)                   774,435(b)
    3,000        Transiciel S.A. (Computers & Software)                              325,993(b)
                                                                                 -----------
                                                                                   2,192,442

Germany 2.84%
    1,852        Allianz AG (Finance & Insurance)                                    679,409
    2,000        SAP AG (Computers & Software)                                       954,894
                                                                                 -----------
                                                                                   1,634,303

Greece 1.31%
   28,000        Panafon Hellenic Telecom Company
                 (Telecommunications Equipment & Services)                           749,888(b)
                                                                                 -----------
                                                                                     749,888

Ireland 2.82%
   47,343        Bank of Ireland (Finance & Insurance)                             1,055,288
   60,000        Irish Life PLC (Finance & Insurance)                                565,385(b)
                                                                                 -----------
                                                                                   1,620,673


                      See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares   Security                                                           Value
(% of net assets)  Description                                                        (Note 1)
------------------------------------------------------------------------------------------------
Italy 8.91%
 20,000            Assicurazioni Generali (Finance & Insurance)                       $  836,925
200,000            INA (Istitut Naz Assicur) (Finance & Insurance)                       529,446
 40,000            Istituto Bancario San Paolo di Torino--IMI SpA
                   (Finance & Insurance)                                                 708,354
480,000            Olivetti SpA (Telecommunications Equipment & Services)              1,673,851(b)
148,333            Telecom Italia SpA (Telecommunications Equipment & Services)        1,268,424
200,000            Unione Immobiliare (Real Estate)                                      104,555(b)
                                                                                      ----------
                                                                                       5,121,555

Japan 6.13%
 16,000            Canon Incorporated (Office/Business Equipment)                        342,563
 18,000            Fuji Photo Film Company (Miscellaneous Manufacturing)                 670,233
  6,000            Ito-Yokado Company Limited (Retail)                                   420,225
 11,800            Nippon Telegraph & Telephone Corporation (ADR)
                   (Telecommunications Equipment & Services)                             442,500(b)
 10,000            Takefuji Corporation (Finance & Insurance)                            731,405
 10,000            TDK Corporation (Computers & Software)                                915,808
                                                                                      ----------
                                                                                       3,522,734

Mexico 0.47%
112,000            Grupo Continental S.A. (Food & Beverages)                             271,231(b)
                                                                                      ----------
                                                                                         271,231

Netherlands 3.59%
  8,065            Aegon NV (Finance & Insurance)                                        991,006
  5,000            Wolters Kluwer NV (Media)                                           1,070,514(b)
                                                                                      ----------
                                                                                       2,061,520

Portugal 1.80%
 25,000            Banco Pinto & Sotto Mayor (Finance & Insurance)                       474,003
  2,750            Telecel Comunicacoes Pessoais S.A.
                   (Telecommunications Equipment & Services)                             562,155(b)
                                                                                      ----------
                                                                                       1,036,158

Spain 3.25%
    780            Banco Santander S.A. (Finance & Insurance)                             15,524
 40,000            Superdiplo S.A. (Food & Beverages)                                  1,127,804(b)
 16,000            Telefonica S.A. (Bonus Rights)
                   (Telecommunications Equipment & Services)                              14,341(b)
 16,000            Telefonica S.A. (Telecommunications Equipment & Services)             712,535
                                                                                      -----------
                                                                                       1,870,204


                      See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

Number of Shares     Security                                                            Value
(% of net assets)    Description                                                         (Note 1)
----------------------------------------------------------------------------------------------------
Sweden 2.18%
 27,000              Ericsson (LM) Telefonaktiebolaget
                     (Telecommunications Equipment & Services)                           $   642,893
 15,000              NetCom AB (Telecommunications Equipment & Services)                     610,693(b)
                                                                                         -----------
                                                                                           1,253,586

Switzerland 5.26%
  3,200              Credit Suisse Group (Finance & Insurance)                               500,917(b)
 20,000              Swisscom AG (ADR) (Telecommunications Equipment & Services)             851,250(b)
  2,550              UBS AG (Finance & Insurance)                                            783,483(b)
  1,200              Zurich Allied AG (Finance & Insurance)                                  888,545(b)
                                                                                         -----------
                                                                                           3,024,195

United Kingdom 11.55%
130,000              BG PLC (Energy & Utilities)                                             837,057
 60,000              COLT Telecom Group PLC
                     (Telecommunications Equipment & Services)                               908,434(b)
 26,000              Glaxo Wellcome PLC (Pharmaceuticals)                                    896,322
 62,500              Misys PLC (Computers & Software)                                        459,625
120,000              Orange PLC (Telecommunications Equipment & Services)                  1,377,627(b)
 56,000              Royal Bank of Scotland Group (Finance & Insurance)                      916,820
 76,215              Vodafone Group PLC (Telecommunications Equipment & Services)          1,240,167
                                                                                         -----------
                                                                                           6,636,052

United States 31.05%
 12,600              Air Products & Chemicals Incorporated (Chemicals)                       504,000
 28,000              Airtouch Communications Incorporated
                     (Telecommunications Equipment & Services)                             2,019,500(b)
 32,000              Bank of New York Company Incorporated (Finance & Insurance)           1,288,000
 23,175              Cisco Systems Incorporated (Computers & Software)                     2,150,930(b)
 31,500              Home Depot Incorporated (Retail)                                      1,927,406
 10,000              Illinois Tool Works Incorporated (Miscellaneous Manufacturing)          580,000
 12,000              Intel Corporation (Computers & Software)                              1,422,750
 18,000              Linens 'N Things Incorporated (Retail)                                  713,250(b)
 25,000              MCI Worldcom Incorporated (Telecommunications Equipment &
                     Services)                                                             1,793,750(b)
 24,000              Networks Associates Incorporated (Computers & Software)               1,590,000(b)
 15,300              O'Reilly Automotive Incorporated (Retail)                               722,925(b)
 14,800              Sun Microsystems Incorporated (Computers & Software)                  1,267,250(b)
 20,000              SunGard Data Systems Incorporated (Computers & Software)                793,750(b)
 14,000              SunTrust Banks Incorporated (Finance & Insurance)                     1,071,000
                                                                                         -----------
                                                                                          17,844,511
                                                                                         -----------
Total Equities (Cost $34,878,291)                                                         53,483,795


                 See Accompanying Notes to Financial Statements

Statement of Investments -- December 31, 1998 (unaudited)

Par Amount       Security                                                    Maturity   Value
($ Denominated)  Description                                     Coupon      Date       (Note 1)
----------------------------------------------------------------------------------------------------
Short Term Investments 8.48%
4,878,000        Repurchase Agreement with State Street
                 Bank & Trust Co. Dated 12/31/98 due
                 01/04/99 collateralized by $4,930,000 Federal
                 Home Loan Bank, 5.190% due 10/20/03
                 (Market Value of collateral is $4,980,128)
                 (Cost $4,878,000)                               4.400%      01/04/99   $ 4,878,000
                                                                                        ------------
Total Investments (Cost $39,756,291) 101.53% (a)                                        $58,361,795

Liabilities in excess of other assets (1.53%)                                              (881,210)
                                                                                        ------------
Net Assets 100%                                                                         $57,480,585
                                                                                        ============

(a) Book cost and tax cost are equal.
(b) Non-income producing security.

Abreviations:
ADR--American Depository Receipt


                 See Accompanying Notes to Financial Statements

                       Statement of Investments -- December 31, 1998 (unaudited)

The Fund's Portfolio of Investments as of December 31, 1998, was concentrated in the following industries:

                                                  Percentage of Net Assets*
                                               --------------------------------
                                                         Short-term
                                               Equity      & Other       Total
                                               ------    ----------      -----
Chemicals                                       0.9%                      0.9%
Computers & Software                           19.0%                     19.0%
Energy & Utilities                              1.5%                      1.5%
Finance & Insurance                            20.8%                     20.8%
Food & Beverages                                2.4%                      2.4%
Media                                           3.8%                      3.8%
Miscellaneous Manufacturing                     2.2%                      2.2%
Office/Business Equipment                       0.6%                      0.6%
Pharmaceuticals                                 1.6%                      1.6%
Real Estate                                     0.2%                      0.2%
Retail                                          6.6%                      6.6%
Telecommunications Equipment & Services        33.4%                     33.4%
Cash & Other                                              7.0%            7.0%
                                              -----       ---           -----
                                               93.0%      7.0%          100.0%

*Percentages are based on net assets of $57,480,585








                 See Accompanying Notes to Financial Statements

Statement of Assets and Liabilities -- December 31, 1998 (unaudited)


                                                    Working Assets             Citizens
                                                      Money Market               Income
                                                              Fund                 Fund
                                                    --------------         ------------
ASSETS
  Investments (see accompanying schedule):
   Investments at cost                               $125,281,663          $ 58,683,041
   Repurchase Agreements                                       --               212,000
   Net unrealized appreciation                                 --             1,460,493
                                                     ------------          ------------
  Total investments at value                          125,281,663            60,355,534
  Cash                                                  1,790,002                   291
  Foreign Currencies (cost $0, $0, $0, $0, $11)                --                    --
  Receivable for:
   Interest                                                76,358               890,596
   Dividends and withholding tax reclaims                      --                41,114
   Fund shares sold                                       843,176               104,732
   Investment securities sold                                  --                    --
  Due from Investment Adviser                               2,105                    --
  Unamortized organizational costs                         20,725                21,111
                                                     ------------          ------------
   Total Assets                                       128,014,029            61,413,378
                                                     ------------          ------------
LIABILITIES
  Payables:
   Investment securities purchased                             --                    --
   Fund shares repurchased                                486,133                75,030
  Distributions payable                                        --                45,038
  Payable for investment management fees                  110,069                95,689
  Payable for administrative and shareholder
   service fees                                            28,985                18,287
  Payable for distribution expenses                        18,217                 8,814
  Payable for trustees' fees and expenses                   6,117                 6,117
  Other accrued expenses                                   60,671                39,959
                                                     ------------          ------------
   Total Liabilities                                      710,192               288,934
                                                     ------------          ------------
NET ASSETS                                           $127,303,837          $ 61,124,444
                                                     ============          ============
Standard Shares
  Net assets                                         $105,240,608          $ 61,124,444
  Shares outstanding                                  105,367,384             5,589,752
  Net asset value, offering and redemption price
   per share                                         $       1.00          $      10.94
                                                     ------------          ------------
Institutional Shares
  Net assets                                         $ 22,063,229
  Shares outstanding                                   22,063,849
  Net asset value, offering and redemption price
   per share                                         $       1.00
                                                     ------------
Net assets consist of:
  Paid-in capital                                    $127,308,011          $ 59,694,523
  Accumulated net investment income/(loss)                 (4,174)               (1,459)
  Accumulated net realized gain/(loss) on
   investments and foreign currency transactions               --               (29,113)
  Net unrealized appreciation of investments
   and foreign currencies                                      --             1,460,493
                                                     ------------          ------------
                                                     $127,303,837          $ 61,124,444
                                                     ============          ============


                      See Accompanying Notes to Financial Statements

            Statement of Assets and Liabilities -- December 31, 1998 (unaudited)


    Citizens                 Citizens           Citizens
       Index          Emerging Growth      Global Equity
        Fund                     Fund               Fund
------------          ---------------      -------------


$259,801,621            $  79,238,517       $ 34,878,291
   3,683,000                8,647,000          4,878,000
 219,821,532               22,249,780         18,605,504
------------            -------------       ------------
 483,306,153              110,135,297         58,361,795
   1,479,622                      320                857
          --                       --                 11

         450                    1,057                579
     271,362                   53,245            100,160
   9,677,315                1,146,757            186,885
  11,561,251                       --                 --
          --                       --                 --
      26,429                      355                512
------------            -------------       ------------
 506,322,582              111,337,031         58,650,799
------------            -------------       ------------


  14,353,295                4,894,374                 --
   1,452,667                  432,724            996,159
          --                       --                 --
     512,738                  220,334            128,137

     187,402                   34,085             12,993
      92,845                   22,122             12,432
       6,117                    6,117              6,117
      24,128                   45,118             14,376
------------            -------------       ------------
  16,629,192                5,654,874          1,170,214
------------            -------------       ------------
$489,693,390            $ 105,682,157       $ 57,480,585
============            =============       ============

$439,079,133            $ 105,682,157       $ 57,480,585
  16,119,919                5,527,697          3,141,511

$      27.24            $       19.12       $      18.30
------------            -------------       ------------

$ 50,614,257
   2,274,918

$      22.25
------------

$265,318,136            $  75,810,965       $ 40,079,015
    (897,537)                (530,486)          (218,521)

   5,451,259                8,151,898           (986,947)

 219,821,532               22,249,780         18,607,038
------------            -------------       ------------
$489,693,390            $ 105,682,157       $ 57,480,585
============            =============       ============


                 See Accompanying Notes to Financial Statements

Statement of Operations -- Six Months Ending December 31, 1998 (unaudited)


                                                     Working Assets        Citizens
                                                       Money Market          Income
                                                               Fund            Fund
                                                     --------------        --------
Investment Income
  Interest                                               $3,386,209       $1,895,826
  Dividends                                                      --           76,299
                                                         ----------       ----------
  Total investment income                                 3,386,209        1,972,125
                                                         ----------       ----------
Expenses
  Investment management fees                                218,268          184,075
  Transfer agent fees                                       119,662           41,645
  Custody and accounting fees                                37,110           21,424
  Distribution expense                                      105,137           70,798
  Administrative and shareholder service fees               147,836           54,810
  Legal and audit fees                                       12,558            7,006
  Registration fees                                          21,253            8,154
  Trustees' fees and expenses                                11,309           11,309
  Printing and postage                                       10,462            4,112
  Dues and insurance                                          7,672            2,879
  Other expenses                                             16,077           12,979
  Amortization of organization costs                          3,867               --
                                                         ----------       ----------
Total expenses                                              711,211          419,191
                                                         ----------       ----------
  Reimbursement by Adviser                                   (2,105)              --
                                                         ----------       ----------
Net expenses                                                709,106          419,191
                                                         ----------       ----------
Net investment income/(loss)                             $2,677,103       $1,552,934
                                                         ----------       ----------
Realized and Unrealized Gain/(Loss) on Investments
  Realized gain/(loss) on investments                            --          102,916
  Realized gain/(loss) on foreign currency
   transactions                                                  --               --
  Increase/(decrease) in unrealized appreciation
   or depreciation on investments and written
   options                                                       --         (480,726)
  Increase in unrealized depreciation on foreign
   currencies                                                    --               --
                                                         ----------       ----------
  Net realized and unrealized gain/(loss) on
   investments and foreign currencies                            --         (377,810)
                                                         ----------       ----------
  Net increase in net assets resulting from
   operations                                            $2,677,103       $1,175,124
                                                         ==========       ==========


                 See Accompanying Notes to Financial Statements

      Statement of Operations -- Six Months Ending December 31, 1998 (unaudited)


    Citizens              Citizens        Citizens
       Index       Emerging Growth   Global Equity
        Fund                  Fund            Fund
------------       ---------------   -------------
 $    75,355           $   146,001      $  138,186
   1,898,877               129,122         145,752
 -----------           -----------      ----------
   1,974,232               275,123         283,938
 -----------           -----------      ----------

     978,236               431,006         256,812
     186,185                86,343          56,022
      61,371                23,252          31,961
     444,145               107,752          64,203
   1,055,033               105,749          53,447
      33,273                10,011           6,787
      20,400                 9,831           9,027
      11,309                11,309          11,309
      18,702                 9,061           4,323
      17,890                 4,654           2,254
      37,607                 4,954           3,898
       7,618                 1,687           2,416
 -----------           -----------      ----------
   2,871,769               805,609         502,459
 -----------           -----------      ----------
          --                    --              --
 -----------           -----------      ----------
   2,871,769               805,609         502,459
 -----------           -----------      ----------
 $  (897,537)          $  (530,486)     $ (218,521)
 -----------           -----------      ----------

   6,707,998             9,557,679      (1,060,244)

          --                    --          72,919

  64,161,123             8,214,780       6,591,065

          --                    --           3,600
 -----------           -----------      ----------

  70,869,121            17,772,459       5,607,340
 -----------           -----------      ----------

 $69,971,584           $17,241,973      $5,388,819
 ===========           ===========      ==========


                 See Accompanying Notes to Financial Statements

Statement of Changes in Net Assets -- December 31, 1998


                                          Working Assets                             Citizens
                                         Money Market Fund                          Income Fund
                                ------------------------------------      ----------------------------------
                                           For the           For the                For the          For the
                                  six months ended        year ended       six months ended       year ended
                                 December 31, 1998     June 30, 1998      December 31, 1998    June 30, 1998
                                       (unaudited)                              (unaudited)
Operations
  Net investment
   income/loss                        $  2,677,103      $  5,124,725           $  1,552,934      $ 2,478,119
  Realized gain/(loss) on
   investments and foreign
   currencies                                   --                --                102,916          323,133
  Net change in unrealized
   appreciation/
   (depreciation) of
   investments and foreign
   currencies                                   --                --               (480,726)       1,575,754
                                      ------------      ------------           ------------      -----------
  Net increase in net
   assets resulting
   from operations                       2,677,103         5,124,725              1,175,124        4,377,006

Distributions to shareholders:
  From net investment
   income--Standard                     (2,223,719)       (4,215,864)            (1,527,032)      (2,459,515)
  In excess of net
   investment
   income--Standard                             --                --                     --           (7,360)
  From net realized gain on
   investments-Standard                         --                --               (130,171)         (74,371)
  From net investment
   income-Institutional                   (457,558)         (908,861)                   N/A              N/A
  From net realized gain
   on investments--
   Institutional                                --                --                    N/A              N/A
                                      ------------      ------------           ------------     ------------
  Total distributions                   (2,681,277)       (5,124,725)            (1,657,203)      (2,541,246)

  Increase in net assets
   resulting from capital
   share transactions                    5,532,426        19,092,288             10,240,914       16,299,679
                                      ------------      ------------           ------------      ------------
Total increase in net assets             5,528,252        19,092,288              9,758,835       18,135,439

Net Assets
  Beginning of year                    121,775,585       102,683,297             51,365,609       33,230,170
                                      ------------       ------------          ------------      ------------

  End of year                         $127,303,837      $121,775,585           $ 61,124,444      $51,365,609
                                      ------------      ------------           ------------      ------------
Undistributed net investment
 income/(accumulated net
 investment loss)                     $     (4,174)               --           $     (1,459)     $   (27,361)
                                      ------------      ------------           ------------      ------------


                 See Accompanying Notes to Financial Statements

                         Statement of Changes in Net Assets -- December 31, 1998


             Citizens                            Citizens                            Citizens
            Index Fund                     Emerging Growth Fund                 Global Equity Fund
-----------------------------------   ---------------------------------   ---------------------------------
            For the         For the             For the         For the             For the        For the
   six months ended      year ended    six months ended      year ended    six months ended     year ended
  December 31, 1998   June 30, 1998   December 31, 1998   June 30, 1998   December 31, 1998  June 30, 1998
        (unaudited)                         (unaudited)                         (unaudited)


       $   (897,537)   $ (1,048,707)       $   (530,486)     (1,019,042)       $   (218,521)    $   (284,507)


          6,707,998      10,984,389           9,557,679      14,909,699            (987,325)       2,742,609




         64,161,123      79,818,754           8,214,780       7,492,711           6,594,665        5,267,033
       ------------    ------------        ------------     -----------        ------------     ------------


         69,971,584      89,754,436          17,241,973      21,383,368           5,388,819        7,725,135



                 --         (34,132)                 --              --                  --               --


                 --              --                  --              --                  --               --

         (4,955,539)    (11,994,100)         (9,016,409)     (4,557,534)         (1,452,521)      (1,327,372)

                 --         (79,294)                N/A             N/A                 N/A              N/A


           (606,104)       (996,483)                N/A             N/A                 N/A              N/A
       ------------    ------------        ------------     -----------        ------------     ------------
         (5,561,643)    (13,104,009)         (9,016,409)     (4,557,534)         (1,452,521)      (1,327,372)



         52,214,649      72,301,740           9,565,035      10,724,793           4,498,957       13,074,611
       ------------    ------------        ------------     -----------        ------------     ------------
        116,624,590     148,952,167          17,790,599      27,550,627           8,435,255       19,472,374


        373,068,800     224,116,633          87,891,558      60,340,931          49,045,330       29,572,956
       ------------    ------------        ------------     -----------        ------------     ------------

       $489,693,390     373,068,800        $105,682,157      87,891,558        $ 57,480,585     $ 49,045,330
       ------------    ------------        ------------     -----------        ------------     ------------


       $   (897,537)             --        $   (530,486)             --        $   (218,521)              --
       ------------    ------------        ------------     -----------        ------------     ------------


                 See Accompanying Notes to Financial Statements

Financial Highlights


                                            Working Assets Money Market Fund -- Standard Shares
                                  ---------------------------------------------------------------------------
                                      For the      For the      For the      For the      For the     For the
                                   six months         year         year         year         year        year
                                        ended        ended        ended        ended        ended       ended
                                   12/31/1998   06/30/1998   06/30/1997   06/30/1996   06/30/1995  06/30/1994
                                  (unaudited)
Selected Per-Share Data
Net asset value, beginning
 of period                           $   1.00      $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                     --------      -------      -------      -------      -------     --------
  Income from investment
   operations
   Net investment income                0.021        0.045        0.042        0.045        0.044       0.023
  Less distributions
   from net investment
   income                             ( 0.021)     ( 0.045)     ( 0.042)     ( 0.045)     ( 0.044)      (0.23)
Net asset value, end of
 period                              $   1.00      $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                     ========      =======      =======      =======      =======     =======
Total return                             2.15%*       4.54%        4.30%        4.60%        4.51%       2.35%
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                       $105,241     $103,597      $85,179      $78,326      $97,611    $103,766
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers                    1.21%**      1.23%        1.39%        1.21%        1.16%       1.16%
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers                    1.21%**      1.21%        1.25%        1.18%        1.16%       1.16%
  Ratio of net income to
   average net assets                    4.22%**      4.46%        4.23%        4.56%        4.39%       2.31%

 *Not Annualized
**Annualized


                 See Accompanying Notes to Financial Statements

                                                            Financial Highlights


                              Working Assets Money Market Fund -- Institutional Class Shares***
                              -----------------------------------------------------------------
                                        For the        For the        For the              From
                                     six months           year           year        02/01/1996
                                          ended          ended          ended                to
                                     12/31/1998     06/30/1998     06/30/1997        06/30/1996
                                    (unaudited)
Selected Per-Share Data
Net asset value, beginning
 of period                              $  1.00        $  1.00        $  1.00           $  1.00
                                        -------        -------        -------           -------
  Income from investment
   operations
   Net investment income                  0.024          0.051          0.049             0.021
  Less distributions
   from net investment
   income                                (0.024)        (0.051)        (0.049)           (0.021)

Net asset value, end of
 period                                 $  1.00        $  1.00        $  1.00           $  1.00
                                        =======        =======        =======           =======

Total return                               2.38%*         5.23%          5.01%             2.09%*

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                          $22,063        $18,178        $17,504           $14,539
  Ratio of expenses to
   average net assets prior
   to reimbursement and/or
   fee waivers                             0.76%**        0.56%          0.60%             0.47%**
  Ratio of expenses to
   average net assets net of
   reimbursement and/or
   fee waivers                             0.76%**        0.56%          0.60%             0.47%**
  Ratio of net income to
   average net assets                      4.67%**        5.11%          4.92%             5.16%**

  *Not Annualized
 **Annualized
***The Working Assets Money Market Fund-Institutional Class shares commenced operations on February 1, 1996.


                 See Accompanying Notes to Financial Statements

Financial Highlights


                                                           Citizens Income Fund
                                 ---------------------------------------------------------------------------
                                     For the      For the      For the      For the      For the     For the
                                  six months         year         year         year         year        year
                                       ended        ended        ended        ended        ended       ended
                                  12/31/1998   06/30/1998   06/30/1997   06/30/1996   06/30/1995  06/30/1994
                                 (unaudited)
Selected Per-Share Data
Net asset value, beginning
of period                            $ 11.03      $ 10.56      $ 10.28      $ 10.38      $ 10.04     $ 10.60
                                     -------      -------      -------      -------      -------     -------
  Income/(loss) from
   investment operations
   Net investment income/
        (loss)                          0.30         0.60         0.67         0.66         0.65        0.55
   Net gain/(loss) on
    securities (both
    realized and
    unrealized)                       ( 0.07)        0.49         0.28        (0.10)        0.36       (0.54)
                                    --------      -------      -------      -------      -------      -------
    Total from investment
     operations                         0.23         1.09         0.95         0.56         1.01        0.01
  Less distributions
   from net investment
    income                             (0.30)       (0.60)       (0.67)       (0.66)       (0.65)      (0.55)
   from net realized gains             (0.02)       (0.02)          --           --        (0.02)      (0.02)
                                    --------       -------     -------       -------     -------      -------
    Total distributions                (0.32)       (0.62)       (0.67)       (0.66)       (0.67)      (0.57)
Net asset value, end of
 period                              $ 10.94      $ 11.03      $ 10.56      $ 10.28      $ 10.38     $ 10.04
                                     =======      =======      =======      =======      =======     =======
Total return                            2.08%*      10.49%        9.57%        5.48%       10.45%       0.04%
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                       $61,124      $51,366      $33,230      $32,276      $30,122     $24,410
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waiver                    1.48%**      1.86%        1.47%        1.48%        1.48%       2.01%
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers                   1.48%**      1.74%        1.41%        1.38%        1.35%       1.25%
  Ratio of net income/(loss)
   to average net assets                5.48%**      5.55%        6.44%        6.26%        6.47%       5.43%
  Portfolio turnover rate              27.64%       80.14%       64.56%       41.36%       46.03%      52.62%

 *Not Annualized
**Annualized


                 See Accompanying Notes to Financial Statements

                                                            Financial Highlights


                                                          Citizens Index Fund -- Standard Shares***
                                               ------------------------------------------------------------------
                                                   For the      For the      For the      For the            From
                                                six months         year         year         year      03/03/1995
                                                     ended        ended        ended        ended              to
                                                12/31/1998   06/30/1998   06/30/1997   06/30/1996      06/30/1995
                                               (unaudited)
Selected Per-Share Data

Net asset value, beginning of period              $  23.46     $  18.04     $  13.41      $ 10.94        $  10.00
                                                  ---------    --------     --------      -------        --------
  Income/(loss) from investment
   operations
   Net investment income/(loss)                      (0.06)       (0.07)          --         0.08            0.01
   Net gain/(loss) on securities
    (both realized and
    unrealized)                                       4.15         6.44         4.78         2.47            0.93
                                                  ---------    --------      -------      -------        --------
    Total from investment
     operations                                       4.09         6.37         4.78         2.55            0.94
  Less distributions
   from net investment income                           --           --        (0.06)       (0.03)             --
   from net realized gains                           (0.31)       (0.95)       (0.09)       (0.05)             --
                                                  --------     --------     --------     --------        --------
    Total distributions                              (0.31)       (0.95)       (0.15)       (0.08)             --
Net asset value, end of period                    $  27.24      $ 23.46     $  18.04     $  13.41        $  10.94
                                                  ========     ========     ========     ========        ========
Total return                                         17.44%*      36.50%       35.88%       23.41%           9.40%*

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                                    $439,079     $341,395     $211,116     $136,980        $106,096
  Ratio of expenses to average net
   assets prior to reimbursement
   and/or fee waivers                                 1.55%**      1.59%        1.59%        1.82%           1.75%**
  Ratio of expenses to average net
   assets net of reimbursement
   and/or fee waivers                                 1.55%**      1.59%        1.59%        1.79%           1.75%**
  Ratio of net income/(loss) to
   average net assets                                (0.54%)**    (0.39%)       0.02%        0.68%           0.98%**
  Portfolio turnover rate                             7.11%       13.64%       18.64%        6.44%          64.95%

  *Not Annualized
 **Annualized
***The Citizens Index Fund-Standard shares commenced operations on March 3,
   1995.


                 See Accompanying Notes to Financial Statements

Financial Highlights


                                                Citizens Index Fund -- Institutional Class Shares***
                                            ----------------------------------------------------------
                                                For the        For the        For the             From
                                             six months           year           year       01/25/1996
                                                  ended          ended          ended               to
                                             12/31/1998     06/30/1998     06/30/1997       06/30/1996
                                            (unaudited)
Selected Per-Share Data

Net asset value, beginning of period            $ 19.13        $ 14.84        $ 11.00           $10.00
                                                -------        -------        -------           ------
  Income/(loss) from investment
   operations
   Net investment income                           0.02           0.11           0.08             0.08
   Net gain on securities (both
    realized and unrealized)                       3.41           5.21           3.94             0.92
                                                -------        -------        -------           ------
    Total from investment
     operations                                    3.43           5.32           4.02             1.00
  Less distributions
   from net investment income                        --          (0.08)        ( 0.09)              --
   from net realized gains                        (0.31)         (0.95)        ( 0.09)              --
                                                -------        -------        -------           ------
    Total distributions                           (0.31)         (1.03)        ( 0.18)              --
Net asset value, end of period                  $ 22.25        $ 19.13        $ 14.84           $11.00
                                                =======        =======        =======           ======

Total return                                      17.93%*        37.38%         36.93%           10.00%*

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                                  $50,614        $31,673        $13,001           $7,524
  Ratio of expenses to average net
   assets prior to reimbursement
   and/or fee waiver                               0.70%**        0.88%          0.88%             1.01%**
  Ratio of expenses to average net
   assets net of reimbursement
   and/or fee waivers                              0.70%**        0.88%          0.88%            0.98%**
  Ratio of net income to average
   net assets                                      0.31%**        0.28%          0.76%            2.37%**
Portfolio turnover rate                            7.11%         13.64%         18.64%            6.44%

  *Not Annualized
 **Annualized
***The Citizens Index Fund-Institutional Class shares commenced operations on
   January 25, 1996.


                 See Accompanying Notes to Financial Statements

                                                            Financial Highlights


                                                         Citizens Emerging Growth Fund***
                                       ------------------------------------------------------------------------------
                                           For the      For the      For the      For the      For the           From
                                        six months         year         year         year         year     02/08/1994
                                             ended        ended        ended        ended        ended             to
                                        12/31/1998   06/30/1998   06/30/1997   06/30/1996   06/30/1995     06/30/1994
                                       (unaudited)
Selected Per-Share Data

Net asset value, beginning
 of period                                $  17.55      $ 14.14      $ 14.87      $ 11.87      $  9.93         $10.00
                                          --------      -------      -------      -------      -------         ------
  Income/(loss) from
   investment operations
   Net investment income/
        (loss)                               (0.10)       (0.20)       (0.16)       (0.13)        0.07           0.01
   Net gain/(loss) on
    securities (both
    realized and
    unrealized)                               3.46         4.61         0.68         4.72         2.18          (0.08)
                                          --------      -------       ------      -------      -------         ------
   Total from investment
    operations                                3.36         4.41         0.52         4.59         2.25          (0.07)
  Less distributions
   from net investment
    income                                      --           --           --           --        (0.09)           --
   from net realized gains                   (1.79)       (1.00)       (1.25)       (1.59)       (0.22)           --
                                          --------      -------       ------      -------      -------         -----
    Total distributions                      (1.79)       (1.00)       (1.25)       (1.59)       (0.31)           --
Net asset value, end of
 period                                   $  19.12      $ 17.55      $ 14.14      $ 14.87      $ 11.87         $ 9.93
                                          ========      =======      =======      =======      =======         ======

Total return                                 19.53%*      33.05%        4.03%       42.43%       23.24%         (1.80%)*

Ratios and Supplemental Data

  Net assets, end of period
   (thousands)                            $105,682      $87,892      $60,341      $36,409      $10,638         $3,754
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers                         1.87%**      1.96%        2.01%        2.34%        2.93%          3.81%**
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers                         1.87%**      1.96%        1.99%        2.02%        1.90%          1.89%**
  Ratio of net income/(loss)
   to average net assets                     (1.23%)**    (1.37%)    (  1.32%)    (  1.64%)       0.53%          0.63%**
  Portfolio turnover rate                    85.92%      245.30%      228.66%      337.41%      231.30%         33.35%

  *Not Annualized
 **Annualized
***The Citizens Emerging Growth Fund commenced operations on February 8, 1994.


                 See Accompanying Notes to Financial Statements

Financial Highlights


                                                          Citizens Global Equity Fund***
                                      ------------------------------------------------------------------------------
                                          For the      For the      For the      For the      For the           From
                                       six months         year         year         year         year     02/08/1994
                                            ended        ended        ended        ended        ended             to
                                       12/31/1998   06/30/1998   06/30/1997   06/30/1996   06/30/1995     06/30/1994
                                      (unaudited)
Selected Per-Share Data
Net asset value, beginning
 of period                                $ 16.95      $ 14.47      $ 11.89      $ 10.69      $  9.80         $10.00
                                          -------      -------      -------      -------      -------         ------
  Income/(loss) from
   investment operations
   Net investment income/
        (loss)                              (0.07)       (0.20)       (0.07)       (0.10)       (0.01)          0.01
   Net gain/(loss) on
    securities (both
    realized and
    unrealized)                              1.89         3.24         2.65         1.43         0.96         ( 0.21)
                                          -------      -------      -------      -------      -------         -------
   Total from investment
    operations                               1.82         3.04         2.58         1.33         0.95         ( 0.20)
  Less distributions
   from net investment
    income                                     --           --           --           --           --             --
   from net realized gains                  (0.47)       (0.56)          --       ( 0.13)      ( 0.06)            --
                                          -------      -------      -------      -------      -------         -------
    Total distributions                     (0.47)       (0.56)          --       ( 0.13)      ( 0.06)            --
Net asset value, end of
 period                                   $ 18.30      $ 16.95      $ 14.47      $ 11.89       $10.69         $ 9.80
                                          =======      =======      =======      =======       =======        ======
Total return                                10.72%*      21.75%       21.70%       12.52%        9.77%         (2.00%)*
Ratios and Supplemental Data
  Net assets, end of period
   (thousands)                            $57,481      $49,045      $29,573      $15,595       $9,503         $5,639
  Ratio of expenses to
   average net assets prior
   to reimbursement
   and/or fee waivers                        1.96%**      2.20%        2.33%        2.72%        2.99%          3.16%**
  Ratio of expenses to
   average net assets net
   of reimbursement
   and/or fee waivers                        1.96%**      2.20%        2.10%        2.55%        2.50%          2.50%**
  Ratio of net income/(loss)
   to average net assets                    (0.85%)**    (0.76%)     ( 0.70%)     ( 1.01%)       0.00%          0.25%**
  Portfolio turnover rate                   25.86%       72.33%       69.34%       85.92%       22.10%          0.00%

  *Not Annualized
 **Annualized
***The Citizens Global Equity Fund commenced operations on February 8, 1994.


                 See Accompanying Notes to Financial Statements

                              Notes to Financial Statements -- December 31, 1998


NOTE 1--Summary of Significant Accounting Policies

Organization
The Working Assets Money Market Fund, Citizens Income Fund, Citizens Index Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund (the "Funds") are each a series of shares of beneficial interest of Citizens Funds (the "Trust"), formerly known as Citizens Investment Trust. Collectively, these Funds are known as the "Citizens Funds." The Trust is organized as a Massachusetts Business Trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is authorized to issue an unlimited number of no par value shares in one or more series.

The Citizens Income Fund, Citizens Emerging Growth Fund and the Citizens Global Equity Fund offer one class of shares, known as Standard shares. The Working Assets Money Market Fund and the Citizens Index Fund offer Standard as well as Institutional Class shares. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act, or as provided in the Funds' Declaration of Trust or as permitted by the Board of Trustees. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Citizens Index Fund and the Working Assets Money Market Fund are allocated on a pro rata basis to each class based on the relative net assets or shareholder accounts of each class to the total net assets or shareholder accounts of the Funds. Each class of shares differs in its respective distribution, administration and shareholder servicing expenses and may differ in certain other class-specific fees and expenses (see note 2).

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Funds.

Portfolio Valuation
Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued or, lacking any sales, at the last available bid price for domestic securities and mean price for international securities. Fixed-income investments generally are valued at the bid price for securities. Short-term securities with a maturity of 60

Notes to Financial Statements -- December 31, 1998


days or less are valued at amortized cost, adjusted for market fluctuation, if any. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value, as determined in good faith by or under the direction of the Funds' Board of Trustees.

Security Transactions, Related Investment Income and Other
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

The Working Assets Money Market Fund seeks to maintain a continuous net asset value per share of $1.00 and intends to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act in order to be considered a money market fund. If net asset value per share, using available market information, deviates from $1.00 by $.005 or more, the Board of Trustees would consider what steps, if any, should be taken to restore net asset value per share to $1.00.

Distributions to Shareholders
The Citizens Income Fund distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to the Citizens Index Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund, distributions to shareholders from net investment income and net capital gains, if any, are distributed annually. With respect to the Working Assets Money Market Fund, dividends from net investment income are accrued daily and are reinvested in additional shares or paid in cash monthly. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and loss deferral due to wash sales and excise tax regulations.

Federal Income Taxes
It is the policy of the Funds to meet the requirements for qualification as a "regulated investment company" under the applicable Internal Revenue Code. It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax. Therefore, no provision has been made for Federal taxes on income, capital gains or unrealized appreciation of securities held, or excise tax on income and capital gains.

                              Notes to Financial Statements -- December 31, 1998


Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are recorded on the books and records of the Funds after being translated into U.S. Dollars at the prevailing rates of exchange on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized gain or loss on investment securities.

Repurchase Agreements
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

Restricted Securities
The Funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration or to the public, if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Funds' Statements of Investments.

Options
Each Fund, other than the Working Assets Money Market Fund, is permitted to write call or put options. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option. If the option

Notes to Financial Statements -- December 31, 1998


expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received.

When a Fund purchases a call or put option, the premium paid by the Fund is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If a Fund enters into a closing transaction, the Fund realizes a gain or loss depending on whether the proceeds of the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium originally paid. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid.

These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. The Fund, as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then-current market price.

Deferred Organization Costs
All costs incurred in connection with the organization, registration and/or reorganization of the Funds have been paid by the Funds. These costs are being amortized on a straight-line basis over a period not to exceed 60 months.

                              Notes to Financial Statements -- December 31, 1998


NOTE 2--Fees and Other Transactions with Affiliates

Management Fee
Citizens Advisers (the "Adviser") serves as Adviser to each of the Funds. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each Fund's average net assets. Those rates are as follows:
Working Assets Money Market Fund, 0.35%; Citizens Income Fund, 0.65%; Citizens Index Fund, 0.50%; Citizens Emerging Growth Fund and Citizens Global Equity Fund, 1.00%. Seneca Capital Management LLC serves as the Sub-Adviser for the Citizens Income Fund and the Citizens Emerging Growth Fund. Clemente Capital, Inc. serves as the Sub-Adviser for the Citizens Global Equity Fund. For their services, the Sub-Advisers receive fees based on an annual rate of each Fund's average net assets, paid by the Adviser as follows: Citizens Income Fund, 0.175%; and Citizens Emerging Growth Fund and Citizens Global Equity Fund, 0.35%.

The Adviser has agreed to reduce or eliminate its fee to the extent that the total expenses of a Fund for any fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits:
Working Assets Money Market Fund, 1.50% of the first $40 million of average net assets and 1% thereafter; and Citizens Income Fund, 1.75% of the first $100 million of average net assets and 1.25% thereafter. The Adviser may also voluntarily reduce its fee or waive reimbursement of distribution costs. Such voluntary reimbursements may cease at any time.

In addition, during the six months ended 12/31/98, Seneca Capital Management LLC paid the Citizens Emerging Growth Fund $164,443 to reimburse the Fund for losses incurred in connection with certain equity securities trading.

Distribution Fee
Citizens Securities Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the Funds Distributor.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted a separate distribution plan with respect to the Funds Standard shares and Institutional Class shares pursuant to which the Funds reimburse the Distributor for a portion of its distribution related expenses.

Notes to Financial Statements -- December 31, 1998

Distribution fees for the six months ended December 31, 1998, were charged based on a percentage of average daily net assets as follows:


  Working Assets Money Market Fund-Standard shares                    0.20%
  Working Assets Money Market Fund-Institutional Class shares         0.00%
  Citizens Income Fund                                                0.25%
  Citizens Index Fund-Standard shares                                 0.25%
  Citizens Index Fund-Institutional Class shares*                     0.00%
  Citizens Emerging Growth Fund                                       0.25%
  Citizens Global Equity Fund                                         0.25%

* Under the terms of the Distribution agreement, the Distributor may charge up to 0.07% of average daily net assets for distribution related expenses. For the six months ended December 31, 1998, no such fees were charged.

Administrative and Shareholder Service Fees
Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative contract which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. These fees and expenses are payable monthly and include fees based on a percentage of average daily net assets as follows:

  Working Assets Money Market Fund-Standard shares                    0.15%
  Working Assets Money Market Fund-Institutional Class shares         0.00%
  Citizens Income Fund                                                0.10%
  Citizens Index Fund-Standard shares                                 0.20%
  Citizens Index Fund-Institutional Class shares*                     0.30%
  Citizens Emerging Growth Fund                                       0.10%
  Citizens Global Equity Fund                                         0.10%

* For the six months ended December 31, 1998, the Adviser charged only 0.09% of average daily net assets.

In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is reimbursed a flat rate approximating the "market price" of such services. The Citizens Index Fund-Standard shares also may be charged a shareholder service fee of up to 0.45% based on the average daily net assets of the class. For the six months ended December 31, 1998, a fee of 0.31% was charged. For the six months ended December 31, 1998, the Trust paid administrative and shareholder service fees as follows:

                              Notes to Financial Statements -- December 31, 1998


                                                      Administrative     Shareholder
                                                            Expenses    Service Fees
                                                     ---------------   -------------
  Working Assets Money Market Fund-
    Standard shares                                      $ 98,231         $48,771
  Working Assets Money Market Fund-
    Institutional Class shares                                396             438
  Citizens Income Fund                                     36,607          18,203
  Citizens Index Fund-Standard shares                     392,034         646,150
  Citizens Index Fund-Institutional Class shares           16,462             387
  Citizens Emerging Growth Fund                            61,151          44,598
  Citizens Global Equity Fund                              34,314          19,133

Trustee Fees Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $6,000 and $1,000 for each day's attendance at a Trustee meeting, except for the Chair, who receives an annual retainer of $9,000 as well as $1,000 for each day's attendance at a Trustee meeting.

Transfer Agent Fees
PFPC Inc. provides certain transfer agency services pursuant to certain fee arrangements. Transfer agent fees also include the cost of services rendered to provide sub-transfer agency services and shareholder statements.

Class Specific Expenses
As described above, there are certain fees and expenses which vary by share class within the Working Assets Money Market Fund and the Citizens Index Fund, as set forth below, for the six months ended December 31, 1998:


                            Working Assets   Working Assets
                                     Money            Money       Citizens        Citizens
                              Market Fund-     Market Fund-    Index Fund-     Index Fund-
                                  Standard    Institutional       Standard   Institutional
                                    Shares     Class Shares         Shares    Class Shares
                            --------------   --------------    -----------   -------------
  Transfer agent
    expenses                      $108,141          $11,521      $ 171,142         $15,043
  Distribution expenses            105,137               --        444,145              --
  Administrative
    and shareholder
    service fees                   147,002              834      1,038,184          16,849

Notes to Financial Statements -- December 31, 1998


NOTE 3--Purchases and Sales of Investment Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund for the six months ended December 31, 1998:


                                 Purchases                            Sales
                       ----------------------------    -------------------------------
                       U.S. Government        Other    U.S. Government        Other
  Citizens Income
    Fund                    $8,228,810  $11,696,925         $3,144,586  $11,330,663
  Citizens Index
    Fund                            --   65,108,328                 --   27,534,899
  Citizens Emerging
    Growth Fund                     --   74,904,477                 --   69,203,523
  Citizens Global
    Equity Fund                     --   16,516,528                 --   11,819,166

NOTE 4--Options
The Citizens Emerging Growth Fund's written options contract activity for the six months ended December 31, 1998, was as follows:

                                                 Number                     Premium
                                                 ------                     -------
  Options outstanding at June 30, 1998              150                   $ 110,246
  Options exercised                                (150)                   (110,246)
  Options outstanding at December 31, 1998            0                           0

NOTE 5--Custody of Securities
State Street Bank & Trust Co. acts as custodian for the Funds. Under an agreement with the custodian bank, custody fees were reduced by credits for cash balances as set forth below for the six months ended December 31, 1998:


  Working Assets Money Market Fund                                           $1,547
  Citizens Income Fund                                                          698
  Citizens Index Fund                                                         4,512
  Citizens Emerging Growth Fund                                                 992
  Citizens Global Equity Fund                                                   634

                              Notes to Financial Statements -- December 31, 1998


NOTE 6--Capital Shares
At December 31, 1998, there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

Working Assets Money Market Fund-Standard Shares

                               Six Months Ended December 31, 1998         Year Ended June 30, 1998
                               ----------------------------------   ------------------------------
                                             Shares         Value           Shares           Value
  Shares sold                            88,289,774   $88,289,774      225,185,324   $ 225,185,324
  Shares issued in connection
    with the merger of the
    EoFund (note 7)                             N/A           N/A       20,424,963      20,424,963
  Shares issued in
    reinvestment of
    distributions                         2,185,596     2,185,596        4,133,681       4,133,681
  Shares redeemed                       (88,828,301)  (88,828,301)    (231,203,065)   (231,203,065)
                                        -----------   -----------     ------------   -------------
  Net increase                            1,647,069   $ 1,647,069       18,540,903   $  18,540,903
                                        ===========   ===========     ============   =============

Working Assets Money Market Fund-Institutional Class Shares

                               Six Months Ended December 31, 1998         Year Ended June 30, 1998
                               ----------------------------------   ------------------------------
                                             Shares         Value           Shares           Value
  Shares sold                             8,956,071   $ 8,956,071       12,205,583   $  12,205,583
  Shares issued in
    reinvestment of
    distributions                           452,759       452,759          892,790         892,790
  Shares redeemed                        (5,523,473)   (5,253,473)     (12,423,765)    (12,423,765)
                                         ----------   -----------      -----------   -------------
  Net increase                            3,885,357   $ 3,885,357          674,608   $     674,608
                                         ==========   ===========      ===========   =============

Citizens Income Fund

                               Six Months Ended December 31, 1998         Year Ended June 30, 1998
                               ----------------------------------   ------------------------------
                                             Shares         Value           Shares           Value
  Shares sold                             1,281,828   $14,069,650        1,362,024    $ 14,876,174
  Shares issued in connection
    with the merger of the
    Muir Portfolio (note 7)                     N/A           N/A          996,129      10,678,482
  Shares issued in
    reinvestment of
    distributions                           129,742     1,422,186          197,805       2,157,311
  Shares redeemed                          (478,858)   (5,250,922)      (1,047,393)    (11,419,649)
                                          ---------   -----------       ----------    ------------
  Net increase                              932,712   $10,240,914        1,508,565    $ 16,292,318
                                          =========   ===========       ==========    ============

Notes to Financial Statements -- December 31, 1998


Citizens Index Fund-Standard Shares



                                 Six Months Ended                        Year Ended
                                December 31, 1998                     June 30, 1998
                     ----------------------------    -------------------------------
                            Shares          Value             Shares          Value
  Shares sold            3,644,233   $ 86,790,965          4,470,158   $ 93,123,009
  Shares issued in
    reinvestment of
    distributions          176,936      4,844,511            614,329     11,776,678
  Shares redeemed       (2,256,579)   (51,892,375)        (2,229,198)   (46,242,696)
                        ----------   -----------          ----------    ------------
  Net increase           1,564,590   $ 39,743,101          2,855,289   $ 58,656,991
                        ==========   ===========          ==========    ============

Citizens Index Fund-Institutional Class Shares

                                 Six Months Ended                        Year Ended
                                December 31, 1998                     June 30, 1998
                     ----------------------------    ------------------------------
                            Shares          Value             Shares          Value
  Shares sold              713,438    $14,231,084            856,256   $ 14,991,105
  Shares issued in
    reinvestment of
    distributions           26,311        588,312             66,804      1,040,809
  Shares redeemed         (120,910)    (2,347,848)          (143,279)    (2,389,757)
                          --------    -----------           --------   ------------
  Net increase             618,839    $12,471,548            779,781   $ 13,642,157
                          ========    ===========           ========   ============

Citizens Emerging Growth Fund

                                 Six Months Ended                        Year Ended
                                December 31, 1998                     June 30, 1998
                     ----------------------------    ------------------------------
                            Shares          Value             Shares          Value
  Shares sold            2,227,255    $37,851,907          8,679,595   $136,411,777
  Shares issued in
    reinvestment of
    distributions          469,629      8,636,485            315,387      4,383,874
  Shares redeemed       (2,177,560)   (36,923,357)        (8,255,328)  (130,070,858)
                        ----------    -----------         ----------   ------------
  Net increase             519,324    $ 9,565,035            739,654   $ 10,724,793
                        ==========    ===========         ==========   ============

Citizens Global Equity Fund

                                 Six Months Ended                 Year Ended
                                December 31, 1998                June 30, 1998
                     ----------------------------    ------------------------------
                            Shares          Value             Shares          Value
  Shares sold            1,177,168     $19,968,185         1,279,900   $ 19,751,171
  Shares issued in
    reinvestment of
    distributions           70,021       1,279,985            83,450      1,186,661
  Shares redeemed         (999,930)    (16,749,448)         (513,508)    (7,863,221)
                        ----------     -----------         ---------   ------------
  Net increase             247,259     $ 4,498,722           849,842    $13,074,611
                        -=========     ===========         =========   ============

                              Notes to Financial Statements -- December 31, 1998


NOTE 7--Fund Reorganizations

Pursuant to a plan of reorganization approved by the Muir California Tax-Free Income Portfolio ("Muir Portfolio") shareholders on September 12, 1997, the Citizens Income Fund acquired all the net assets of the Muir Portfolio. The Muir Portfolio was, at that time, a separate series of shares of beneficial interest of Citizens Investment Trust. The acquisition was accomplished by exchange of 996,129 shares of the Citizens Income Fund (valued at $10,678,482) for the 655,524 shares of the Muir Portfolio outstanding on September 12, 1997. The Muir Portfolio's net assets at that date ($10,678,433) were combined with those of the Citizens Income Fund. The aggregate net assets of the Citizens Income Fund and the Muir California Tax-Free Income Portfolio were $34,629,785 and $10,678,433, respectively, prior to the acquisition, and the combined net assets were $45,308,268 immediately following the acquisition.

On December 5, 1997, pursuant to a plan of reorganization approved by the EoFund shareholders on December 1, 1997, the Working Assets Money Market Fund
Standard shares acquired all the net assets of the EoFund. The EoFund was, at that time, a separate series of shares of beneficial interest of Citizens Investment Trust. The acquisition was accomplished by a tax-free exchange of 20,424,963 shares of the Working Assets Money Market Fund Standard shares (valued at $20,424,963) for the 20,424,963 shares of the EoFund outstanding on December 5, 1997. The EoFund's net assets at that date ($20,424,963) were combined with those of the Working Asset Money Market Standard shares. The aggregate net assets of the Working Assets Money Market Fund Standard shares and the EoFund were $85,009,370 and $20,424,963, respectively, prior to the acquisition, and the combined net assets were $105,434,333 immediately following the acquisition, including the write-off of $123,223 of unamortized organizational expenses.

Notes

At Citizens Funds, we are determined to do everything we can to let investors know just how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.


A Full Range of Socially Responsible No-Load Mutual Funds*
Citizens Index Fund
Citizens Global Equity Fund
Citizens Emerging Growth Fund
Citizens Income Fund
Working Assets Money Market Fund

Free Exchanges Between Citizens Funds
You can move your money easily and without penalty from any one of our funds to another.

Individual Retirement Plans (IRA)
We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover, Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

Automatic Investment Plan
Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

Unparalleled Customer Service
Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call.
Representatives are available from 9 a.m. to 8 p.m. (ET) Monday -- Friday at
(800) 223-7010

www.citizensfunds.com
Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates and much more.

Intelligent Communications
Citizens Funds pioneered the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

o Quarterly statements (monthly for money market shareholders)

o Shareholder newsletters


*Although Citizens Funds are no-load, certain fees and expenses do apply to a continued investment in the funds and are described in the prospectus.

An investment in Citizens' funds and the Working Assets Money Market Fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that the Working Assets Money Market Fund will be able to maintain a stable net asset value of $1.00.

The prospectus contains more information about the volatility of investing in foreign markets through the Citizens Global Equity Fund, including the political, economic and currency risks.

Trustees:
Azie Taylor Morton, Chair
Sophia Collier
Lokelani Devone
Juliana Eades
William D. Glenn II
Mitchell Johnson
Robert Reich
Ada Sanchez
John Shields

Distributor:
Citizens Securities
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Manager:
Citizens Advisers
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

Custodian:
State Street Bank
& Trust Company
Boston, MA 02103

Transfer Agent and
Dividend Disbursing Agent:
PFPC Inc.
Wilmington, DE 19899

Legal Counsel:
Bingham Dana, LLP
Boston, MA 02110

Independent Auditors:
PricewaterhouseCoopers, LLP
Boston, MA 02241


[Citizens Logo]

 Citizens Funds are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource and Fidelity Investments Funds Network.

   Please call us for a prospectus that contains complete details of fees and expenses and should be read carefully before investing.


         [Recycle Logo] Printed on recycled paper with soy-based inks.